                                                                   Exhibit 4(b)

                                                                  EXECUTION COPY






                                 INTER(bullet)ACT SYSTEMS, INCORPORATED


                                                    and


                                           FLEET NATIONAL BANK,


                                                  Trustee







                                                 INDENTURE


                                        Dated as of August 1, 1996






                                               $142,000,000


                                    14% Senior Discount Notes Due 2003

                                             TABLE OF CONTENTS

                                                                                                                    Page
PARTIES....................................................................................................          1
RECITALS OF THE COMPANY....................................................................................          1

                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 101.           Definitions.........................................................................          2
                       -----------
SECTION 102.           Compliance Certificates and Opinions................................................         27
                       ------------------------------------
SECTION 103.           Form of Documents Delivered to Trustee..............................................         28
                       --------------------------------------
SECTION 104.           Acts of Holders.....................................................................         29
                       ---------------
SECTION 105.           Notices, Etc., to Trustee and Company...............................................         30
                       -------------------------------------
SECTION 106.           Notice to Holders; Waiver...........................................................         31
                       -------------------------
SECTION 107.           Effect of Headings and Table of Contents............................................         31
                       ----------------------------------------
SECTION 108.           Successors and Assigns..............................................................         31
                       ----------------------
SECTION 109.           Separability Clause.................................................................         31
                       -------------------
SECTION 110.           Benefits of Indenture...............................................................         32
                       ---------------------
SECTION 111.           Governing Law.......................................................................         32
                       -------------
SECTION 112.           Legal Holidays......................................................................         32
                       --------------

                                   ARTICLE TWO

                                 SECURITY FORMS

SECTION 201.           Forms Generally.....................................................................         32
                       ---------------
SECTION 202.           Restrictive Legends.................................................................         34
                       -------------------

                                  ARTICLE THREE

                                 THE SECURITIES

SECTION 301.           Title and Terms.....................................................................         37
                       ---------------
SECTION 302.           Denominations.......................................................................         37
                       -------------
SECTION 303.           Execution, Authentication, Delivery and Dating......................................         38
                       ----------------------------------------------
SECTION 304.           Temporary Securities................................................................         39
                       --------------------
SECTION 305.           Registration, Registration of Transfer and Exchange................................          40
                       ---------------------------------------------------
SECTION 306.           Book-Entry Provisions for Global Securities.........................................         41
                       -------------------------------------------





                                       ii
                                                                                                                    Page


SECTION 307.           Special Transfer Provisions.........................................................         43
                       ---------------------------
SECTION 308.           Mutilated, Destroyed, Lost and Stolen Securities...................................          47
                       ------------------------------------------------
SECTION 309.           Payment of Interest; Interest Rights Preserved......................................         47
                       ----------------------------------------------
SECTION 310.           Persons Deemed Owners...............................................................         49
                       ---------------------
SECTION 311.           Cancellation........................................................................         49
                       ------------
SECTION 312.           Computation of Interest.............................................................         50
                       -----------------------
SECTION 313.           Wire Transfers......................................................................         50
                       --------------

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401.           Satisfaction and Discharge of Indenture.............................................         50
                       ---------------------------------------
SECTION 402.           Application of Trust Money..........................................................         52
                       --------------------------

                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501.           Events of Default...................................................................         52
                       -----------------
SECTION 502.           Acceleration of Maturity; Rescission and Annulment.................................          54
                       --------------------------------------------------
SECTION 503.           Collection of Indebtedness and Suits for Enforcement by Trustee....................          55
                       ---------------------------------------------------------------
SECTION 504.           Trustee May File Proofs of Claim....................................................         56
                       --------------------------------
SECTION 505.           Trustee May Enforce Claims Without Possession of Securities........................          57
                       -----------------------------------------------------------
SECTION 506.           Application of Money Collected......................................................         57
                       ------------------------------
SECTION 507.           Limitation on Suits.................................................................         58
                       -------------------
SECTION 508.           Unconditional Right of Holders to Receive Principal, Premium and
                       ----------------------------------------------------------------
                           Interest .......................................................................         58
                           --------
SECTION 509.           Restoration of Rights and Remedies..................................................         59
                       ----------------------------------
SECTION 510.           Rights and Remedies Cumulative......................................................         59
                       ------------------------------
SECTION 511.           Delay or Omission Not Waiver........................................................         59
                       ----------------------------
SECTION 512.           Control by Holders..................................................................         59
                       ------------------
SECTION 513.           Waiver of Past Defaults.............................................................         60
                       -----------------------
SECTION 514.           Waiver of Stay or Extension Laws....................................................         60
                       --------------------------------

                                   ARTICLE SIX

                                   THE TRUSTEE

SECTION 601.           Notice of Defaults..................................................................         61
                       ------------------
SECTION 602.           Certain Rights of Trustee...........................................................         61
                       -------------------------






                                       iii






SECTION 603.           Trustee Not Responsible for Recitals or Issuance of Securities.....................          63
                       --------------------------------------------------------------
SECTION 604.           May Hold Securities.................................................................         63
                       -------------------
SECTION 605.           Money Held in Trust.................................................................         63
                       -------------------
SECTION 606.           Compensation and Reimbursement......................................................         63
                       ------------------------------
SECTION 607.           Corporate Trustee Required; Eligibility; Conflicting Interests.....................          64
                       --------------------------------------------------------------
SECTION 608.           Resignation and Removal; Appointment of Successor..................................          65
                       -------------------------------------------------
SECTION 609.           Acceptance of Appointment by Successor..............................................         66
                       --------------------------------------
SECTION 610.           Merger, Conversion, Consolidation or Succession to Business........................          67
                       -----------------------------------------------------------

                                  ARTICLE SEVEN

                      HOLDERS LISTS AND REPORTS BY TRUSTEE

SECTION 701.           Disclosure of Names and Addresses of Holders........................................         67
                       --------------------------------------------
SECTION 702.           Reports by Trustee..................................................................         68
                       ------------------

                                  ARTICLE EIGHT

                       CONSOLIDATION, MERGER, CONVEYANCE,
                                TRANSFER OR LEASE

SECTION 801.           Company May Consolidate, Etc., Only on Certain Terms...............................          68
                       ----------------------------------------------------
SECTION 802.           Successor Substituted...............................................................         69
                       ---------------------
SECTION 803.           Securities To Be Secured in Certain Events..........................................         69
                       ------------------------------------------

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

SECTION 901.           Supplemental Indentures Without Consent of Holders.................................          70
                       --------------------------------------------------
SECTION 902.           Supplemental Indentures with Consent of Holders.....................................         71
                       -----------------------------------------------
SECTION 903.           Execution of Supplemental Indentures................................................         72
                       ------------------------------------
SECTION 904.           Effect of Supplemental Indentures...................................................         73
                       ---------------------------------
SECTION 905.           Conformity with Trust Indenture Act.................................................         73
                       -----------------------------------
SECTION 906.           Reference in Securities to Supplemental Indentures.................................          73
                       --------------------------------------------------
SECTION 907.           Notice of Supplemental Indentures...................................................         73
                       ---------------------------------






                                       iv
                                                                                                                   Page



                                   ARTICLE TEN

                                    COVENANTS

SECTION 1001.          Payment of Principal, Premium, if any, and Interest................................          74
                       ---------------------------------------------------
SECTION 1002.          Maintenance of Office or Agency.....................................................         74
                       -------------------------------
SECTION 1003.          Money for Security Payments to Be Held in Trust.....................................         74
                       -----------------------------------------------
SECTION 1004.          Corporate Existence.................................................................         76
                       -------------------
SECTION 1005.          Payment of Taxes and Other Claims...................................................         76
                       ---------------------------------
SECTION 1006.          [Intentionally Omitted.]............................................................         77
                        ---------------------
SECTION 1007.          [Intentionally Omitted.]............................................................         77
                        ---------------------
SECTION 1008.          Statement by Officers as to Default.................................................         77
                       -----------------------------------
SECTION 1009.          Provision of Reports and Financial Statements.......................................         77
                       ---------------------------------------------
SECTION 1010.          Limitation on Indebtedness..........................................................         78
                       --------------------------
SECTION 1011.          Limitation on Indebtedness and Preferred Stock of Restricted
                       ------------------------------------------------------------
                           Subsidiaries...................................................................          78
                           ------------
SECTION 1012.          Limitation on Restricted Payments...................................................         79
                       ---------------------------------
SECTION 1013.          [Intentionally Omitted].............................................................         80
                       -----------------------
SECTION 1014.          Limitation on Transactions with Affiliates..........................................         80
                       ------------------------------------------
SECTION 1015.          Limitation on Liens.................................................................         81
                       -------------------
SECTION 1016.          Purchase of Securities upon a Change of Control.....................................         82
                       -----------------------------------------------
SECTION 1017.          Limitation on Assets Sales .........................................................         83
                       --------------------------
SECTION 1018.          [Intentionally Omitted].............................................................         84
                       -----------------------
SECTION 1019.          Limitation on Lines of Business ....................................................         85
                       -------------------------------
SECTION 1020.          Limitation on Dividends and Other Payment Restrictions Affecting
                       ----------------------------------------------------------------
                           Restricted Subsidiaries.........................................................         85
                           -----------------------








                                        v
                                                                                                                    Page






                                 ARTICLE ELEVEN
                            REDEMPTION OF SECURITIES

SECTION 1101.          Mandatory and Optional Redemption...................................................         86
                       ---------------------------------
SECTION 1102.          Applicability of Article............................................................         86
                       ------------------------
SECTION 1103.          Notice to Trustee of Redemption.....................................................         87
                       -------------------------------
SECTION 1104.          Selection by Trustee of Securities to Be Redeemed...................................         87
                       -------------------------------------------------
SECTION 1105.          Notice of Redemption................................................................         87
                       --------------------
SECTION 1106.          Deposit of Redemption Price.........................................................         88
                       ---------------------------
SECTION 1107.          Securities Payable on Redemption Date...............................................         89
                       -------------------------------------
SECTION 1108.          Securities Redeemed in Part.........................................................         89
                       ---------------------------

                                 ARTICLE TWELVE

                                   [Reserved]

                                ARTICLE THIRTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1301.          Company's Option to Effect Defeasance or Covenant Defeasance.......................          90
                       ------------------------------------------------------------
SECTION 1302.          Defeasance and Discharge............................................................         90
                       ------------------------
SECTION 1303.          Covenant Defeasance.................................................................         91
                       -------------------
SECTION 1304.          Conditions to Defeasance or Covenant Defeasance.....................................         91
                       -----------------------------------------------
SECTION 1305.          Deposited Money and U.S. Government Obligations To Be Held in
                       -------------------------------------------------------------
                           Trust; Other Miscellaneous Provisions...........................................         93
                           -------------------------------------
SECTION 1306.          Reinstatement.......................................................................         94
                       -------------


TESTIMONIUM................................................................................................         96

SIGNATURES AND SEALS.......................................................................................         96

SCHEDULE I         Indebtedness Outstanding on the Issue Date

SCHEDULE II        Existing Affiliate Transactions

EXHIBIT A          Form of Note










                                       vi





EXHIBIT B          Form of Certificate to Be Delivered upon Termination of Restricted
                       Period

EXHIBIT C          Form of Certificate to Be Delivered in Connection with Transfers to
                       Non-QIB Institutional Accredited Investors

EXHIBIT D          Form of Certificate to Be Delivered in Connection with Transfers
                       Pursuant to Regulation S


                  INDENTURE, dated as of August 1 , 1996, between

Inter(bullet)Act Systems, Incorporated, a North Carolina corporation (herein called the "Company"), and Fleet National Bank, a national banking association,

as Trustee (herein called the "Trustee").


                             RECITALS OF THE COMPANY

                  The Company has duly authorized the creation of an issue of

14% Senior Discount Notes due 2003 (herein called the "Initial Securities") and 14% Senior Discount Notes due 2003 (the "Exchange Securities" and, together with the Initial Securities, the "Securities"), of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

                  Upon the issuance of the Exchange Securities, if any, or the effectiveness of the Shelf Registration Statement (as defined herein), this Indenture will be subject to the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

                  Pursuant to the terms of a Purchase Agreement dated as of July 30, 1996 (the "Purchase Agreement") between the Company and the Initial Purchasers named therein (the "Initial Purchasers"), the Company has agreed to issue and sell 142,000 units (the "Units"), each Unit consisting of one $1,000 principal amount of the Securities and one Warrant (collectively, the "Warrants") entitling the holder thereof to purchase shares of Common Stock, no par value, of the Company from the Company at an exercise price of $0.01 per share, subject to adjustment as provided in the Warrant Agreement dated as of the date hereof (the "Warrant Agreement") between the Company and Fleet National Bank, as the warrant agent. The Securities and the Warrants will become separately transferable on the earlier of (i) the commencement of the Exchange Offer (as defined herein) or the effectiveness of the Shelf Registration Statement for the Notes and (ii) such date as the Initial Purchasers may, in their discretion, deem appropriate (the "Separation Date").

                  All things necessary have been done to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company and to make this Indenture a valid agreement of the Company, in accordance with their and its terms.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION


                  SECTION 101.  Definitions.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States; and

                  (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  "Accreted Value" means, as of any date ("the Specified Date"), the amount provided below for each $1,000 principal amount at final maturity of Securities Outstanding:

                  (i) if the Specified Date occurs on one of the following dates (each a "Semi-annual Accrual Date"), the Accreted Value will equal the amount set forth below for such Semi-annual Accrual Date:


SEMI-ANNUAL ACCRUAL DATE                                                    ACCRETED VALUE
February 1, 1997...................................................            $712.98

August 1, 1997.....................................................            $762.89

February 1, 1998...................................................            $816.29

August 1, 1998.....................................................            $873.44

February 1, 1999...................................................            $934.58

August 1, 1999.....................................................            $1,000.00


                  (ii) if the Specified Date occurs before the first Semi-annual Accrual Date, the Accreted Value will equal the sum of (a) the original issue price and (b) an amount equal to the product of (1) the Accreted Value for the first Semi-annual Accrual Date less the original issue price multiplied by (2) a fraction, the numerator of which is the number of days from the Issue Date to the Specified Date, using a 360-day year of 12 30-day months, and the denominator of which is the number of days elapsed from the Issue Date to the first Semi-annual Accrual Date, using a 360-day year of 12 30-day months;

                  (iii) if the Specified Date occurs between two Semi-annual Accrual Dates, the Accreted Value will equal the sum of (a) the Accreted Value for the Semi-annual Accrual Date immediately preceding such Specified Date and (b) an amount equal to the product of (1) the Accreted Value for the immediately following Semi-annual Accrual Date less the Accreted Value for the immediately preceding Semi-annual Accrual Date multiplied by (2) a fraction, the numerator of which is the number of days from the immediately preceding Semi-annual Accrual Date to the Specified Date, using a 360-day year of 12 30-day months, and the denominator of which is 180; or

                  (iv) if the Specified Date occurs after the last Semi-annual Accrual Date, the Accreted Value will equal $1,000.

                  "Acquired Indebtedness" means Indebtedness of a Person (a) existing at the time such Person becomes a Restricted Subsidiary or (b) assumed in connection with the acquisition of assets from such Person. Acquired Indebtedness shall be deemed to be incurred on the date of the related acquisition of assets from any Person or the date the acquired Person becomes a Restricted Subsidiary.

                  "Act," when used with respect to any Holder, has the meaning specified in Section 104.

                  "Additional Assets" means (i) any Property (other than cash, cash equivalents or securities) to be owned by the Company or a Restricted Subsidiary and used in a Related Business, (ii) the costs of improving or developing any Property owned by the Company or a Restricted Subsidiary which is used in a Related Business and (iii) Investments in any other Person engaged primarily in a Related Business (including the acquisition from third parties of Capital Stock of such person) as a result of which such other Person becomes a Wholly Owned Subsidiary or is merged or consolidated with or into the Company or any Wholly Owned Subsidiary.

                  "Affiliate" of any specified Person means (i) any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person or (ii) any other Person who is a director or executive officer (a) of such Person, (b) of any Subsidiary of such specified Person or (c) of any person described in clause (i) above. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. "Affiliate" shall also mean any beneficial owner of shares representing 10% or more of the total voting power of the Voting Stock (on a fully diluted basis) of the Company or of rights or warrants to purchase such Voting Stock (whether or not currently exercisable) and any Person who would be an Affiliate of any such beneficial owner pursuant to the first sentence hereof.

                  "Asset Sale" means, with respect to any Person, any transfer, conveyance, sale, lease or other disposition (including, without limitation, dispositions pursuant to any consolidation or merger or a Sale and Leaseback Transaction) (collectively, a "transfer"), by such Person or any of its Restricted Subsidiaries in any single transaction or series of transactions of
(a) any shares of Capital Stock or other ownership interests in another Person (including, with respect to the Company and its Restricted Subsidiaries, Capital Stock of Unrestricted Subsidiaries) or (b) any other Property of such Person or any of its Restricted Subsidiaries; PROVIDED, HOWEVER, that the term "Asset Sale" shall not include: (i) the sale or transfer of Temporary Cash Investments, inventory, accounts receivable or other Property in the ordinary course of business; (ii) the liquidation of Property received in settlement of debts owing to such Person or any of its Restricted Subsidiaries as a result of foreclosure, perfection or enforcement of any Lien or debt, which debts were owing to such Person or any of its Restricted Subsidiaries in the ordinary course of business;
(iii) when used with respect to the Company, any asset disposition permitted pursuant to Article Eight which constitutes a disposition of all or substantially all of the Company's Property; (iv) the sale or transfer of any Property by such Person of any of its Restricted

Subsidiaries to such Person or any of its Wholly Owned Subsidiaries; (v) a disposition in the form of a Restricted Payment permitted to be made pursuant to Section 1012; (vi) the sale of the manufacturing facility for IPN Terminals to Coleman Resources Corporation; or (vii) a disposition with a Fair Market

Value and a sale price of less than $500,000.

                  "Attributable Indebtedness" means indebtedness deemed to be incurred in respect of a Sale and Leaseback Transaction and shall be, at the date of determination, the present value (discounted at the actual rate of interest implicit in such transaction, compounded annually), of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale and Leaseback Transaction (including any period for which such lease has been extended).

                  "Average Life" means, as of the date of determination, with respect to any Indebtedness or Preferred Stock, the quotient obtained by dividing (i) the sum of the products of the number of years (rounded to the nearest one-twelfth of one year) from the date of determination to the date or dates of each successive scheduled principal payment (including, without limitation through a mandatory redemption) of such Indebtedness or redemption or similar payment with respect to such Preferred Stock multiplied by the amount of such principal payment by (ii) the sum of all such payments.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary to have been duly adopted by the Board of Directors, and to be in full force and effect on the date of such certification.

                  "Business Day" means a day other than a Saturday, a Sunday or a day on which banking institutions in New York City or in the city of the principal Corporate Trust Office of the Trustee are not required to be open.

                  "Capital Lease Obligations" means Indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP and the amount of such Indebtedness shall be the capitalized amount of such obligations determined in accordance with GAAP. For purposes of Section 1015, a Capital Lease Obligation shall be deemed secured by a Lien on the property being leased.

                  "Capital Stock" means, with respect to any Person, any and all shares, interests, partnership interests, participations, rights in or other equivalents (however designated) of corporate stock, partnership interests or any other participation, right, warrant, option or other interest in the nature of an equity interest in such Person, but excluding any debt security convertible or exchangeable into such equity interest.

                  "Capital Stock Sale Proceeds" means the aggregate Net Cash Proceeds received by the Company from the issue or sale (other than to a Subsidiary or an employee stock ownership plan or trust established by the Company or any Subsidiary) by the Company of any class of its Capital Stock (other than Redeemable Stock) after the Issue Date.

                  "Change of Control" means the occurrence of any of the following events: (i) any "person" or "group" (as such terms are used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act or any successor provision to either of the foregoing, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act), other than one or more of the Permitted Holders is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 40% or more of the total voting power of the Voting Stock (on a fully diluted basis) of the Company; (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by the Board of Directors of the Company or whose nomination for election by the shareholders of the Company was approved by a vote of 66-2/3% of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office, (iii) the Company consolidates or merges with or into any other Person (other than one or more Permitted Holders) or any other Person (other than one or more Permitted Holders) consolidates or merges with or into the Company, in either case, other than (a) a consolidation or merger with a Wholly Owned Subsidiary in which all of the Voting Stock of the Company outstanding immediately prior to the effectiveness thereof is changed into or exchanged for substantially the same consideration or (b) pursuant to a transaction in which the outstanding Voting Stock of the Company is changed into or exchanged for cash, securities or other Property with the effect that the "beneficial owners" (as such term is used in Section 13(d) of the Exchange Act) of the outstanding Voting Stock of the Company immediately prior to such transaction, beneficially own, directly or indirectly, more than 50% of the total voting power of the fully diluted Voting Stock of the surviving corporation immediately following such transaction in substantially the same proportions as owned prior to such transaction or (iv) the Company sells, conveys, transfers or leases, directly or indirectly, all or substantially all of its assets (other than a transfer of such assets as an entirety or virtually as an entirety to a Wholly Owned Subsidiary or one or more Permitted Holders).

                  "Change of Control Offer" has the meaning provided in Section 1016.

                  "Change of Control Purchase Date" has the meaning provided in
Section 1016.

                  "Change of Control Purchase Price" has the meaning provided in
Section 1016.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Company" means the Person named as the "Company" in the heading of this Indenture, until a successor Person shall have become such Person pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman, its President, any Vice President, its Treasurer or an Assistant Treasurer, and delivered to the Trustee.

                  "Consolidated Interest Expense" means, for any Person (or in the case of the Company, the Company and its Restricted Subsidiaries), for any period, the amount of interest in respect of Indebtedness (excluding amortization of original issue discount resulting from the allocation of a portion of the Indebtedness from the offering attributable to the Warrants, but including amortization of original issue discount in all other instances and fees payable in connection with financings, including commitment, availability and similar fees, and amortization of debt issuance costs, noncash interest payments on any Indebtedness and the interest portion of any deferred payment obligation and after taking into account the effect of elections made under, and the net costs associated with, any Interest Rate Agreement, however denominated, with respect to such Indebtedness), the amount of Redeemable Dividends, the amount of Preferred Stock dividends in respect of all Preferred Stock of Subsidiaries of such Person held other than by such Person or a Subsidiary of such Person, commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, and the interest component of rentals in respect of any Capital Lease Obligation or Sale and Leaseback Transaction paid, accrued or scheduled to be paid or accrued by such Person during such period, determined on a consolidated basis in accordance with GAAP. For purposes of this definition, interest on a Capital Lease Obligation or a Sale and Leaseback Transaction shall be deemed to accrue at an interest rate reasonably determined by such Person to be the rate of interest implicit in such Capital Lease Obligation or Sale and Leaseback Transaction in accordance with GAAP consistently applied.

                  "Consolidated Leverage Ratio" is defined as the ratio of (i) the outstanding Indebtedness of a Person and its Subsidiaries (or in the case of the Company, its Restricted Subsidiaries) divided by (ii) the Pro Forma EBITDA of such Person.

                  "Consolidated Net Income" of a Person means for any period, the net income (loss) of such Person and its Subsidiaries; PROVIDED, HOWEVER, that there shall not be included in such Consolidated Net Income (i) with respect to the Company, any net income (loss) of any Person if such Person is not a Restricted Subsidiary, except that (a) subject to the limitations contained in clause (iv) below, the Company's equity in the net income of any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Company or a Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution to a Restricted Subsidiary, to the limitations contained in clause (iii) below) and
(b) the Company's equity in a net loss of any such Person (other than an Unrestricted Subsidiary) for such period shall be included in determining such Consolidated Net Income, (ii) any net income (loss) of any Person acquired by such Person or a Subsidiary of such Person in a pooling of interests transaction for any period prior to the date of such acquisition, (iii) with respect to the Company, any net income (loss) of any Restricted Subsidiary if such Subsidiary is subject to restrictions, directly or indirectly, on the payment of dividends or the making of distributions by such Restricted Subsidiary, directly or indirectly, to the Company, except that (a) subject to the limitations contained in clause (iv) below, the Company's equity in the net income of any such Restricted Subsidiary for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash that could have been distributed by such Restricted Subsidiary during such period to the Company or another Restricted Subsidiary as a dividend (subject, in the case of a dividend to another Restricted Subsidiary, to the limitation contained in this clause) and
(b) the Company's equity in a net loss of any such Restricted Subsidiary for such period shall be included in determining such Consolidated Net Income,

(iv) any gain (but not loss) realized upon the sale or other disposition of any Property of such Person or its consolidated Subsidiaries (including pursuant to any Sale and Leaseback Transaction) which is not sold or otherwise disposed of in the ordinary course of business, (v) any extraordinary gain or loss and (vi) the cumulative effect of a change in accounting principles.

                  "Corporate Trust Office" means the office of the Trustee, at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at 777 Main Street, Hartford, Connecticut.

                  "Cumulative EBITDA" means at any date of determination the cumulative EBITDA of the Company from and after the last day of the fiscal quarter of the Company immediately preceding the Issue Date to the end of the fiscal quarter immediately preceding the date of determination or, if such cumulative EBITDA for such period is negative, the amount (expressed as a negative number) by which such cumulative EBITDA is less than zero.

                  "Cumulative Interest Expense" means at any date of determination the aggregate amount of Consolidated Interest Expense paid, accrued or scheduled to be paid or accrued by the Company and its Restricted Subsidiaries from the last day of the fiscal quarter of the Company immediately preceding the Issue Date to the end of the fiscal quarter immediately preceding the date of determination.

                  "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

                  "Defaulted Interest" has the meaning provided in Section 309.

                  "Depositary" means, with respect to Securities issued in the form of one or more Global Securities, The Depository Trust Company or another Person designated as depositary by the Company, which must be a clearing agency registered under the Exchange Act.

                  "Disinterested Director" means, with respect to any transaction or series of transactions in respect of which the Board of Directors is required to deliver a resolution of the Board of Directors under this Indenture, a member of the Board of Directors who does not have any material direct or indirect financial interest in or with respect to such transaction or series of transactions.



                  "EBITDA" means, for any Person, for any period, an amount equal to (A) the sum of (i) Consolidated Net Income for such period, plus, to the extent deducted in the calculation of Consolidated Net Income, (ii) the provision for taxes for such period based on income or profits to the extent such income or profits were included in computing Consolidated Net Income and any provision for taxes utilized in computing net loss under clause (i) hereof, plus (iii) Consolidated Interest Expense for such period, plus (iv) depreciation for such period on a consolidated basis, plus (v) amortization of intangibles for such period on a consolidated basis, plus (vi) any other non cash items reducing Consolidated Net Income for such period, minus (B) all non-cash items increasing Consolidated Net Income for such period, all for such Person and its Subsidiaries determined in accordance with GAAP consistently applied, except that with respect to the Company each of the foregoing items shall be determined on a consolidated basis with respect to the Company and its Restricted Subsidiaries only.

                  "Event of Default" has the meaning provided in Section 501.

                  "Excess Proceeds" has the meaning provided in Section 1017.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Exchange Offer" means the exchange offer that may be effected pursuant to the Registration Rights Agreement.

                  "Exchange Offer Registration Statement" means the Exchange Offer Registration Statement as defined in the Registration Rights Agreement.

                  "Exchange Securities" has the meaning stated in the first recital of this Indenture and refers to any Exchange Securities containing terms substantially identical to the Initial Securities (except that such Exchange Securities shall not contain terms with respect to transfer restrictions) that are issued and exchanged for the Initial Securities pursuant to the Registration Rights Agreement and this Indenture.

                  "Fair Market Value" means, with respect to any asset or Property, the price which could be negotiated in an arm's-length free market transaction, for cash, between a willing seller and a willing buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Fair Market Value will be determined, except as otherwise provided, (i) if such property or asset has a Fair Market Value of less than $5 million, by any Officer of the Company or (ii) if such property or asset has a Fair Market Value in excess of $5 million, by a majority of the Board of Directors of the

Company and evidenced by a Board Resolution, dated within 30 days of the relevant transaction.

                  "Federal Bankruptcy Code" means the Bankruptcy Act of Title 11 of the United States Code, as amended from time to time.

                  "GAAP" means United States generally accepted accounting principles as in effect on the Issue Date, unless stated otherwise.

                  "Global Security" has the meaning provided in Section 201.

                  "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any other Person and any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreements to keep well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee against loss in respect thereof (in whole or in part); PROVIDED,

HOWEVER, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

                  "Hedging Obligation" of any Person means any obligation of such Person pursuant to any Interest Rate Agreement, foreign exchange contract, currency swap agreement, currency option or any other similar agreement or arrangement.

                  "Holder" means a Person in whose name a Security is registered in the Security Register.

                  "Incur" means, with respect to any Indebtedness or other obligation of any Person, to create, issue, incur (by merger, conversion, exchange or otherwise), extend, assume, Guarantee or become liable in respect of such Indebtedness or other obligation or the recording, as required pursuant to GAAP or otherwise, of any such Indebtedness or obligation on the balance sheet of such Person (and "Incurrence," "Incurred," "Incurrable" and "incurring" shall have meanings correlative to the foregoing); PROVIDED, HOWEVER, that a change in GAAP that results in an obligation of such Person that exists at such time, and is not theretofore classified as Indebtedness, becoming Indebtedness shall not be deemed an Incurrence of such Indebtedness; PROVIDED FURTHER, HOWEVER, that solely for purposes of determining compliance with Section 1010 amortization of debt discount shall not be deemed to be the Incurrence of Indebtedness;

PROVIDED that in the case of Indebtedness sold at a discount, the amount of such Indebtedness Incurred shall at all times be the aggregate principal amount at Stated Maturity.

                  "Indebtedness" means (without duplication), with respect to any Person, any indebtedness, secured or unsecured, contingent or otherwise, which is for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), or evidenced by bonds, notes, debentures or similar instruments or representing the balance deferred and unpaid of the purchase price of any property (excluding any balances that constitute customer advance payments and deposits, accounts payable or trade payables, and other accrued liabilities arising in the ordinary course of business) if and to the extent any of the foregoing indebtedness would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, and shall also include, to the extent not otherwise included (i) any Capital Lease Obligations, (ii) Indebtedness of other Persons secured by a Lien to which the Property owned or held by such first Person is subject, whether or not the obligation or obligation secured thereby shall have been assumed (the amount of such Indebtedness being deemed to be the lesser of the value of such property or assets or the amount of the Indebtedness so secured), (iii) Guarantees of Indebtedness of other Persons, (iv) the maximum fixed repurchase price of any Redeemable Stock (PROVIDED, HOWEVER, that Redeemable Stock of the Company shall not constitute Indebtedness if such Redeemable Stock may not be redeemed prior to the first anniversary of the Stated Maturity of the Securities), (v) any Attributable Indebtedness, (vi) all reimbursement obligations of such Person in respect of letters of credit, bankers' acceptances or other similar instruments or credit transactions issued for the account of such Person, (vii) in the case of the Company, the maximum fixed repurchase price of Preferred Stock of its Restricted Subsidiaries and (viii) to the extent not otherwise included in clauses (i) through (vii) of this paragraph, any payment obligations of any such Person at the time of determination under any Hedging Obligation. For purposes of this definition, the maximum fixed repurchase price of any Redeemable Stock or Preferred Stock that does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Stock or Preferred Stock as if such Redeemable Stock or Preferred Stock were repurchased on any date on which Indebtedness shall be required to be determined pursuant to the Indenture; PROVIDED, HOWEVER, that if such Redeemable Stock or Preferred Stock is not then permitted to be repurchased, the repurchase price shall be the book value of such Redeemable Stock or Preferred Stock. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and the maximum liability of any contingent obligations in respect thereof at such date. For purposes of this definition, the amount of the payment obligation with respect to any Hedging Obligation shall be an amount equal to (i) zero, if such obligation is an Interest Rate Obligation permitted pursuant to clause

(vi) of the second paragraph of Section 1010 or (ii) the notional amount of such Hedging Obligation, if such Hedging Obligation is not an Interest Rate

Agreement so permitted.

                  "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

                  "Initial Purchasers" has the meaning provided in the recitals to this Indenture.

                  "Initial Securities" has the meaning provided in the recitals to this Indenture.

                  "Institutional Accredited Investor" means an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

                  "Interest Payment Date" means the date on which an installment of interest on the Securities is due and payable.

                  "Interest Rate Agreement" means, for any Person, any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement.

                  "Investment" by any Person means any direct or indirect loan, advance or other extension of credit or capital contribution (by means of any transfer of cash or other Property to others or any payment for Property or services for the account or use of others, or otherwise) to, or Incurrence of a Guarantee of any obligation of, or purchase or acquisition or ownership by such Person of any Capital Stock, bonds, notes, debentures or other securities or evidence of Indebtedness issued or owned by, any other Person. In determining the amount of any Investment made by transfer of any Property other than cash, such Property shall be valued at its Fair Market Value at the time of such Investment.

                  "Investment Grade Rating" means both a rating equal to or higher than Baa3 (or the equivalent) by Moody's and a rating equal to or higher than BBB- (or the equivalent) by S & P.


                  "IPN Terminals" means the interactive terminals through which the Company's Inter(bullet)Act Promotion Network can be accessed in supermarkets and the supporting network equipment and computer servers for such terminals along with the component parts thereof.

                  "Issue Date" means the date on which the Initial Securities are initially issued.

                  "Lien" means, with respect to any Property of any Person, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement (other than any easement not materially impairing usefulness or marketability), encumbrances, preference, priority, or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such Property (including any Capital Lease Obligation, conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing or any Sale and Leaseback Transaction).

                  "Management Services Agreement" means the management services agreement between the Company and Vanguard Cellular Systems, Inc. dated as of June 17, 1996, the material terms of which are summarized in the Offering Memorandum under "Certain Transactions."

                  "Maturity Date" means, with respect to any Security, the date on which any principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity with respect to such principal or by declaration of acceleration, call for redemption or purchase or otherwise.

                  "Moody's" means Moody's Investors Service, Inc. or any successor to the rating agency business thereof.

                  "Net Available Cash" from an Asset Sale means cash payments received therefrom (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, but only as and when received, but excluding any other consideration received in the form of assumption by the acquiring person of Indebtedness or other obligations relating to such Properties or assets or received in any other noncash form) in each case net of all legal, title and recording tax expenses, commissions and other fees and expenses incurred, and all Federal, state, provincial, foreign and local taxes required to be accrued as a liability under GAAP, as a consequence of such Asset Sale, and in each case net of all payments made on any Indebtedness which is secured by any assets subject to such Asset Sale, in accordance with the terms of any Lien upon or other security agreement of any kind with respect to such assets, or which must by its terms, or in order to obtain a necessary consent to such Asset Sale, or by applicable law be repaid out of the proceeds from such Asset Sale, and net of all distributions and other payments required to be made to minority interest holders in Subsidiaries or joint ventures as a result of such Asset Sale.

                  "Net Cash Proceeds" with respect to any issuance or sale of Capital Stock, means the cash proceeds of such issuance or sale, net of attorney's fees, accountants' fees, underwriters' or placement agents' fees, discounts or commissions and brokerage, consultant and other fees actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

                  "Non-U.S. Person" means a Person that is not a "U.S. person" as defined in Regulation S.

                  "Offering Memorandum" means the Company's final Offering Memorandum dated July 30, 1996, pursuant to which the Units were offered for sale.

                  "Officer" means the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer or the Treasurer of the Company.

                  "Officers' Certificate" means a certificate signed by two Officers of the Company, at least one of whom shall be the principal executive officer or principal financial officer of the Company.

                  "Offshore Global Security" has the meaning provided in Section 201.


                  "Offshore Physical Security" has the meaning provided in
Section 201.

                  "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee. The counsel may be counsel to the Company or the Trustee.

                  "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the

         Company shall act as its own Paying Agent) for the Holders of such

         Securities; PROVIDED that, if such Securities are to be redeemed,

         notice of such redemption has been duly given pursuant to this

         Indenture or provision therefor satisfactory to the Trustee has been made;

                  (iii) Securities, except to the extent provided in Sections 1302 and 1303, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article Thirteen; and

                  (iv) Securities which have been paid pursuant to Section 308 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company; PROVIDED, HOWEVER, that in determining whether the

         Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, consent,

         notice or waiver hereunder, and for the purpose of making the calculations required by TIA Section 316, Securities owned by the

         Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

                  "Paying Agent" means any Person (including the Company acting as Paying Agent) authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

                  "Permitted Holders" means (i) the descendants of Lunsford Richardson, Sr., their spouses, trusts, and corporations in which they have interests and charitable organizations established by such descendants, (ii) Vanguard Cellular Operating Corp. and its controlling Affiliates, and (iii) Stephen R. Leeolou and Aretas E. Stearns, their estates, spouses, ancestors, and lineal descendants, the legal representatives of any of the foregoing and the trustee of any bona fide trust of which the foregoing are the sole beneficiaries or the grantors, or any Person of which the foregoing

"beneficially owns" (as defined in Rules 13d-3 and 13d-5 under the Exchange

Act) voting securities representing at least 66-2/3% of the total voting power of all classes of Capital Stock of such Person (exclusive of any matters as to which class voting rights exist).

                  "Permitted Indebtedness" is defined to include any and all of the following: (i) Indebtedness Incurred for working capital purposes pursuant to a revolving credit facility in an aggregate principal amount which, when taken together with the principal amount of all other Indebtedness Incurred pursuant to this clause (i) and then outstanding, does not exceed $10 million;
(ii) Indebtedness Incurred to finance the purchase and installation (including all associated capitalized costs) of IPN Terminals, PROVIDED, HOWEVER, that (x) the aggregate principal amount of such Indebtedness does not exceed 100% of the Fair Market Value (on the date of such Incurrence) of the IPN Terminals acquired and (y) the Company has already budgeted in writing to expend the proceeds from the Offering in the manner described in the Offering Memorandum under "Use of Proceeds"; (iii) Indebtedness of the Company evidenced by the Securities; (iv) Indebtedness of the Company owing to and held by a Wholly Owned Subsidiary and Indebtedness of a Wholly Owned Subsidiary owing to and held by the Company or any Wholly Owned Subsidiary; PROVIDED, HOWEVER, that any event that results in any such Wholly Owned Subsidiary ceasing to be a Wholly Owned Subsidiary or any subsequent transfer of any such Indebtedness (except to the Company or a Wholly Owned Subsidiary) shall be deemed, in each case, to constitute the Incurrence of such Indebtedness by the issuer thereof; (v) Indebtedness

(other than Indebtedness permitted by Section 1010 hereof or elsewhere in this definition) in an aggregate principal amount which does not exceed at any one time outstanding $10 million; (vi) Indebtedness under Interest Rate Agreements entered into for the purpose of limiting interest rate risks; PROVIDED, HOWEVER, that the obligations under such agreements are related to payment obligations of the Company in respect of Indebtedness otherwise permitted by the terms of the covenant described hereunder; (vii) Indebtedness in connection with one or more standby letters of credit or performance bonds issued in the ordinary course of business or pursuant to self-insurance obligations and not in connection with the borrowing of money or the obtaining of advances or credit; (viii) Indebtedness Incurred by the Company and owing to either Vanguard Cellular Systems, Inc., or any Strategic Equity Investor; PROVIDED, HOWEVER, that the aggregate principal amount of Indebtedness at any time outstanding pursuant to this clause (viii) shall not exceed $10 million; PROVIDED FURTHER, HOWEVER, that such Indebtedness shall (x) not by its terms provide for the payment of any cash interest thereon or for any payments of principal thereof (whether pursuant to sinking fund or otherwise) at any time prior to the first anniversary of the Stated Maturity of the Securities; (y) be expressly subordinated in right of payment to the Securities; and (z) not have in the documentation evidencing such Indebtedness any term, covenant, provision or default or event of default which is materially more favorable to the holder thereof than the terms, covenants, provisions or defaults or events of default set forth in the Securities (or in the documentation relating thereto) as in effect on the Issue Date (it being expressly understood that any such Indebtedness Incurred under this clause (viii) may have an interest rate and interest terms different from the Securities); (ix) Indebtedness outstanding on the Issue Date not otherwise described in clauses (i) through (viii) above and listed on Schedule I; and (x) Permitted Refinancing Indebtedness Incurred in respect of Indebtedness Incurred pursuant to clause (a) of the immediately preceding paragraph and clauses (ii), (iii) and (ix) above.

                  "Permitted Investment" means an Investment by the Company or any Restricted Subsidiary in (i) a Wholly Owned Subsidiary or a Person which will, upon the making of such Investment, become a Wholly Owned Subsidiary; PROVIDED, HOWEVER, that such Person's primary business is a Related Business;
(ii) another Person if as a result of such Investment such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all its assets to, the Company or a Wholly Owned Subsidiary; PROVIDED, HOWEVER, that such Person's primary business is a Related Business;
(iii) Temporary Cash Investments; (iv) receivables owing to the Company or any Restricted Subsidiary, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; (v) payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business; (vi) loans and advances to employees made in the ordinary course of business consistent with past practice of the Company or such Restricted Subsidiary, as the case may be; PROVIDED, HOWEVER, that such loans and advances do not exceed $5 million at any one time outstanding; and (vii) stock, obligations or securities received in settlement of debts created in the ordinary course of business and owing to the Company or any Restricted Subsidiary or in satisfaction of judgments.

                  "Permitted Liens" means (i) Liens on the Property of the Company or any Restricted Subsidiary existing on the Issue Date; (ii) Liens on inventory, accounts receivable and any IPN Terminals owned, or cash held (other than cash raised in the Offering) on the Issue Date to secure Indebtedness permitted to be incurred under clause (i) of the definition of "Permitted Indebtedness"; (iii) Liens on IPN Terminals acquired with the proceeds of Indebtedness permitted to be Incurred under clause (ii) of "Permitted Indebtedness"; (iv) Liens on the Property of the Company or any Restricted

Subsidiary to secure any extension, renewal, refinancing, replacement or refunding (or successive extensions, renewals, refinancings, replacements or refundings), in whole or in part, of any Indebtedness secured by Liens referred to in any of clauses (i), (ii), (iii), (viii) or (xi); PROVIDED, HOWEVER, that any such Lien will be limited to all or part of the same Property that secured the original Lien (plus improvements on such Property) and the aggregate principal amount of Indebtedness that is secured by such Lien will not be increased to an amount greater than the sum of (A) the outstanding principal amount, or, if greater, the committed amount, of the Indebtedness secured by Liens described under clauses (i), (ii), (iii), (viii) or (xi) at the time the original Lien became a Permitted Lien under the Indenture and (B) an amount necessary to pay any premiums, fees and other expenses incurred by the Company in connection with such refinancing, refunding, extension, renewal or replacement; (v) Liens for taxes, assessments or governmental charges or levies on the Property of the Company or any Restricted Subsidiary if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings; (vi) Liens imposed by law, such as carriers', warehousemen's and mechanics' Liens and other similar Liens on the Property of the Company or any Restricted Subsidiary arising in the ordinary course of business and securing payment of obligations which are not more than 60 days past due or are being contested in good faith and by appropriate proceedings; (vii) Liens on the Property of the Company or any Restricted Subsidiary Incurred in the ordinary course of business to secure performance of obligations with respect to statutory or regulatory requirements, performance or return-of-money bonds, surety bonds or other obligations of a like nature and Incurred in a manner consistent with industry practice; (viii) Liens on Property at the time the Company or any Restricted Subsidiary acquired such Property, including any acquisition by means of a merger or consolidation with or into the Company or any

Restricted Subsidiary; PROVIDED, HOWEVER, that such Lien shall not have been

Incurred in anticipation of or in connection with such transaction or series of related transactions pursuant to which such Property was acquired by the

Company or any Restricted Subsidiary; (ix) other Liens on the Property of the

Company or any Restricted Subsidiary incidental to the conduct of their respective businesses or the ownership of their respective Properties which were not created in connection with the Incurrence of Indebtedness or the obtaining of advances or credit and which do not in the aggregate materially detract from the value of their respective Properties or materially impair the use thereof in the operation of their respective businesses; (x) pledges or deposits by the Company or any Restricted Subsidiary under workmen's compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which the Company or any

Restricted Subsidiary is party, or deposits to secure public or statutory obligations of the Company, or deposits for the payment of rent, in each case Incurred in the ordinary course of business; (xi) Liens on the Property of a Person at the time such Person becomes a Restricted Subsidiary; PROVIDED, HOWEVER, that any such Lien may not extend to any other Property of the Company or any other Restricted Subsidiary which is not a direct Subsidiary of such Person; PROVIDED FURTHER, HOWEVER, that any such Lien was not Incurred in anticipation of or in connection with the transaction or series of related transactions pursuant to which such Person became a Restricted Subsidiary; (xii) utility easements, building restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character; or (xiii) Liens to secure Interest Rate Agreements permitted to be incurred under clause (vi) of the definition of "Permitted Indebtedness".

                  "Permitted Refinancing Indebtedness" means any renewals, extensions, substitutions, refinancings or replacements of any Indebtedness, including any successive extensions, renewals, substitutions, refinancings or replacements so long as (i) the aggregate amount of Indebtedness represented thereby is not increased by such renewal, extension, substitution, refinancing or replacement (other than to finance fees and expenses associated with such refinancing, including any premium and defeasance costs), (ii) the Average Life of such Indebtedness is equal to or greater than the Average Life of the Indebtedness being refinanced, (iii) the Stated Maturity of such Indebtedness is no earlier than the Stated Maturity of the Indebtedness being refinanced and
(iv) the new Indebtedness shall not be senior in right of payment to the Indebtedness that is being extended, renewed, substituted, refinanced or replaced; PROVIDED, HOWEVER, that Permitted Refinancing Indebtedness shall not include (a) Indebtedness of a Subsidiary that refinances Indebtedness of the Company or (b) Indebtedness of the Company or a Restricted Subsidiary that refinances Indebtedness of an Unrestricted Subsidiary.

                  "Person"  means  any  individual,  corporation,  company

(including any limited liability company), partnership, joint venture, trust,

unincorporated organization or government or any agency or political subdivision thereof.

                  "Physical Security" has the meaning provided in Section 201.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 308 in exchange for a mutilated security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.


                  "Preferred Stock" means any Capital Stock of a Person, however designated, which entitles the holder thereof to a preference with respect to dividends, distributions or liquidation proceeds of such Person over the holders of other Capital Stock issued by such Person.

                  "Prepayment Offer" has the meaning provided in Section 1017.

                  "Prepayment Offer Notice" has the meaning provided in Section 1017.

                  "Private Placement Legend" has the meaning provided in Section 202.

                  "Pro Forma EBITDA" means, for any Person at any date of determination, the EBITDA of such Person for the four most recent full fiscal quarters preceding such date for which financial statements are available as determined on a consolidated basis in accordance with GAAP consistently applied after giving effect to the following: (i) if, during or after such period, such Person or any of its Subsidiaries shall have made any disposition of any Person or business, Pro Forma EBITDA of such Person and its Subsidiaries shall be computed so as to give pro forma effect to such disposition and (ii) if, during or after such period, such Person or any of its Subsidiaries completes an acquisition of any Person or business which immediately after such acquisition is a Subsidiary of such Person or whose assets are held directly by such Person or a Subsidiary of such Person, Pro Forma EBITDA shall be computed so as to give pro forma effect to the acquisition of such Person or business; PROVIDED, HOWEVER, that, with respect to the Company, all of the foregoing references to "Subsidiary" or "Subsidiaries" shall be deemed to refer only to the "Restricted Subsidiaries" of the Company.

                  "Property" means, with respect to any Person, any interest of such Person in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, Capital Stock in, and other securities of, any other Person (but excluding Capital Stock or other securities issued by such first mentioned Person).

                  "Public Equity Offering" means an underwritten public offering of common stock of the Company pursuant to an effective registration statement under the Securities Act.

                  "Purchase Agreement" has the meaning provided in the recitals to this Indenture.

                  "Purchase Date" has the meaning provided in Section 1017.


                  "Qualified Institutional Buyer" or "QIB" shall have the meaning specified in Rule 144A.

                  "Redeemable Dividend" means, for any dividend with regard to Redeemable Stock, the quotient of the dividend divided by the difference between one and the maximum statutory Federal income tax rate (expressed as a decimal number between 1 and 0) then applicable to the issuer of such Redeemable Stock.

                  "Redeemable Stock" means, with respect to any person, any Capital Stock that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or otherwise (i) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise, (ii) is or may become redeemable or repurchasable at the option of the holder thereof, in whole or in part, or (iii) is convertible or exchangeable for Indebtedness.

                  "Redemption Date," when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Registration Rights Agreement" means the Exchange and Registration Rights Agreement between the Company and the Initial Purchasers named therein, dated as of July __, 1996, relating to the Securities.

                  "Registration Statement" means the Registration Statement as defined in the Registration Rights Agreement.

                  "Regular Record Date" for the interest payable on any Interest Payment Date means the January 15 or July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

                  "Regulation S" means Regulation S under the Securities Act.

                  "Related Business" means any business related to the consumer product promotion business (including any interactive, multi-media and telecommunications aspects thereof).

                  "Responsible Officer," when used with respect to the Trustee, means any officer of the Trustee employed within the corporate trust administration department, including any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, any trust officer or assistant trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers, and also means, with respect to a particular corporate trust matter,

any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Restricted Payment" means (i) any dividend or distribution (whether made in cash, Property or securities) declared or paid on or with respect to any shares of Capital Stock of the Company or Capital Stock of any Restricted Subsidiary except for any dividend or distribution which is made solely to the Company or a Restricted Subsidiary (and, if such Restricted Subsidiary is not a Wholly Owned Subsidiary, to the other shareholders of such Restricted Subsidiary on a pro rata basis) or dividends or distributions payable solely in shares of Capital Stock (other than Redeemable Stock) of the Company;
(ii) a payment made by the Company or any Restricted Subsidiary to purchase, redeem, acquire or retire any Capital Stock of the Company of Capital Stock of any Affiliate of the Company (other than a Restricted Subsidiary) of any warrants, rights or options to directly or indirectly purchase or acquire any such Capital Stock or any securities exchangeable for or convertible into any such Capital Stock; (iii) a payment made by the Company or any Restricted Subsidiary to redeem, repurchase, defease or otherwise acquire or retire for value, prior to any scheduled maturity, scheduled sinking fund or mandatory redemption payment (other than the purchase, repurchase, or other acquisition of any Indebtedness subordinate in right of payment to the Securities purchased in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of acquisition), Indebtedness of the Company which is subordinate (whether pursuant to its terms or by operation of law) in right of payment to the Securities; or (iv) an Investment (other than Permitted Investments) in any Person.

                  "Restricted Subsidiary" means (i) any Subsidiary of the Company as of and after the Issue Date unless such Subsidiary shall have been designated an Unrestricted Subsidiary as permitted or required pursuant to the definition of "Unrestricted Subsidiary" and (ii) an Unrestricted

Subsidiary which is redesignated as a Restricted Subsidiary as permitted pursuant to the definition of "Unrestricted Subsidiary."

                  "Rule 144A" means Rule 144A under the Securities Act.

                  "Sale and Leaseback Transaction" means with respect to any Person, any direct or indirect arrangement pursuant to which Property is sold or transferred by such Person or a Subsidiary of such Person and is thereafter leased back from the purchaser or transferee thereof by such Person or one of its Subsidiaries.

                  "S&P" means Standard and Poor's Ratings Group, or any successor to the rating agency business thereof.

                  "Secured Indebtedness" means Indebtedness of the Company secured by property or assets of the Company or any Restricted Subsidiary.

                  "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

                  "Separation Date" has the meaning provided in the recitals to this Indenture, and the Company shall notify the Trustee in writing of the occurrence of the Separation Date.

                  "Shelf Registration Statement" means the Shelf Registration Statement as defined in the Registration Rights Agreement.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 309.

                  "Stated Maturity" means, with respect to any Indebtedness, the date specified in such Indebtedness as the fixed date on which the principal of such Indebtedness is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such Indebtedness at the option of the holder thereof upon the happening of any contingency beyond the control of the issuer unless such contingency has occurred).

                  "Strategic Equity Investor" means (i) any Person engaged principally in the consumer products manufacturing business which has an Investment Grade Rating and (ii) any Person which is wholly owned and controlled by any Person or Persons referred to in clause (i) of this definition.

                  "Subordinated Indebtedness" means Indebtedness of the Company that is expressly subordinated in right of payment to the Securities.

                  "Subsidiary" of any specified Person means any corporation, partnership, joint venture, association or other business entity, whether now existing or hereafter organized or acquired, (i) in the case of a corporation, of which at least 50% of the total voting power of the Voting Stock is held by such first-named Person or any of its Subsidiaries and such first-named Person or any of its Subsidiaries has the power to direct the management, policies and affairs thereof; or (ii) in the case of a partnership, joint venture, association, or other business entity, with respect to which such first-named Person or any of its Subsidiaries has the power to direct or cause the direction of the management and policies of such entity by contract or otherwise if in accordance with generally accepted accounting principles such entity is consolidated with the first-named Person for financial statement purposes.

                  "Temporary Cash Investments" means any of the following: (i) Investments in U.S. Government Obligations maturing within 90 days of the date of acquisition thereof, (ii) Investments in time deposit accounts, certificates of deposit and money market deposits maturing within 90 days of the date of acquisition thereof issued by a bank or trust company which is organized under the laws of the United States of America or any state thereof having capital, surplus and undivided profits aggregating in excess of $500,000,000 and whose long-term debt is rate "A-3" or "A-" or higher according to Moody's or S & P (or such similar equivalent rating by at least one "nationally recognized statistical rating organization" (as defined in Rule 436 under the Securities
Act)), (iii) repurchase obligations with a note of not more than 7 days for underlying securities of the types described in clause (i) entered into with a bank meeting the qualifications described in clause (ii) above, and (iv) Investments in commercial paper, maturing not more than 90 days after the date of acquisition, issued by a corporation (other than an Affiliate of the Company) organized and in existence under the laws of the United States of America with a rating at the time as of which any Investment therein is made of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S & P (or such similar equivalent rating by at least one "nationally recognized statistical rating organization" (as defined in Rule 436 under the Securities Act)).

                  "Trust Indenture Act" or "TIA" (except as provided in Section
905) means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture is executed and, to the extent required by law, as amended.

                  "Trustee" means the Person named as the "Trustee" in the heading of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter

"Trustee" shall mean such successor Trustee.

                  "Units" has the meaning provided in the recitals to this Indenture.

                  "Unrestricted Subsidiary" means (a) any Subsidiary of the Company in existence on the Issue Date that is not a Restricted Subsidiary and
(b) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors of the Company may designate any Subsidiary or any Restricted Subsidiary (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary so long as (i) the Subsidiary to be so designated does not own any Capital Stock or Indebtedness of, or own or hold any Lien on any Property of the Company or any other Restricted Subsidiary, (ii) the Subsidiary to be so designated is not obligated under any Indebtedness or other obligation that, if in default, would result (with the passage of time or notice or otherwise) in a default on any Indebtedness of the Company or any Restricted Subsidiary and (iii) either (A) the Subsidiary to be so designated has total assets of $1,000 or less or (B) such designation is effective immediately upon such entity becoming a Subsidiary of the Company or any Restricted Subsidiary. Unless so designated as an Unrestricted Subsidiary, any Person that becomes a Subsidiary of the Company or of any Restricted Subsidiary will be classified as a Restricted Subsidiary; PROVIDED, HOWEVER, that such Subsidiary shall not be designated a Restricted Subsidiary and shall be automatically classified as an Unrestricted Subsidiary if the Company would be unable to Incur at least $1.00 of additional Indebtedness pursuant to clause (a) of Section 1010. Except as provided in the second sentence of this paragraph, no Restricted Subsidiary may be redesignated as an Unrestricted Subsidiary. The Company's Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary if, immediately after giving pro forma effect to such designation, (x) the Company could incur at least $1.00 of additional Indebtedness pursuant to clause (a) of Section 1010 and (y) no Default or Event of Default shall have occurred and be continuing or would result therefrom. Any such designation by the Company's Board of Directors will be evidenced to the Trustee by filing with the Trustee a copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying (i) that such designation complies with the foregoing provisions and
(ii) giving the effective date of such designation, such filing with the Trustee to occur within 75 days after the end of the fiscal quarter of the Company in which such designation is made (or in the case of a designation made during the last fiscal quarter of the Company's fiscal year, within 120 days after the end of such fiscal year).

                  "U.S. Global Security" has the meaning provided in Section
201.

                  "U.S. Government Obligations" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable or redeemable.

                  "U.S. Person" has the meaning provided in Regulation S.

                  "U.S. Physical Security" has the meaning provided in Section 201.

                  "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

                  "Voting Stock" means all classes of Capital Stock of such Corporation then outstanding and normally entitled to vote in the election of directors.

                  "Warrant Agreement" has the meaning provided in the recitals to this Indenture.

                  "Warrants" have the meaning provided in the recitals to this Indenture.

                  "Wholly Owned Subsidiary" means a Restricted Subsidiary, all the Capital Stock of which (other than directors' qualifying shares and shares held by other Persons to the extent such shares are required by applicable law to be held by a Person other than the Company or a Restricted Subsidiary) is owned by the Company or one or more Wholly Owned Subsidiaries.

                  SECTION 102.  Compliance Certificates and Opinions.

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 1008(a)) shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  SECTION 103. Form of Documents Delivered to Trustee.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  SECTION 104.  Acts of Holders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that the Trustee deems sufficient.

                  (c) The principal amount and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

                  (d) If the Company shall solicit from the Holders of Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; PROVIDED that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than 120 days after the record date.

                  (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                  SECTION 105.  Notices, Etc., to Trustee and Company.

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
         Attention: Corporate Trust Administration, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the heading of this Indenture, or at any other address previously furnished in writing to the Trustee by the Company.

                  SECTION 106.  Notice to Holders; Waiver.

                  Where this Indenture provides for notice of any event to Holders by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice for every purpose hereunder.

                  SECTION 107.  Effect of Headings and Table of Contents.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 108.  Successors and Assigns.

                  All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

                  SECTION 109.  Separability Clause.

                  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 110.  Benefits of Indenture.

                  Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any Securities Registrar and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  SECTION 111.  Governing Law.

                  This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York. Upon the issuance of the Exchange Securities or the effectiveness of the Shelf Registration Statement, this Indenture shall be subject to the provisions of the Trust Indenture Act that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions; and, if and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included in this Indenture by any of Sections 310 to 318, inclusive, of the Trust Indenture Act, such required provision shall control.

                  SECTION 112. Legal Holidays.

                  In any case where any Interest Payment Date, Redemption Date, or Maturity Date of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of principal (or premium, if any) or interest need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date, or at the Stated Maturity or Maturity; PROVIDED that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Maturity Date, as the case may be.



                                   ARTICLE TWO

                                 SECURITY FORMS

                  SECTION 201.  Forms Generally.

                  The definitive Securities shall be typed, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the

Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

                  The Securities and the Trustee's certificate of authentication shall be substantially in the form annexed hereto as Exhibit A. The Securities may have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, notations, numbers or other marks of identification and such legends or endorsements placed thereon as the Company may deem appropriate (and as are not prohibited by the terms of this Indenture) or as may be required or appropriate to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange on which such Securities may be listed, or to conform to general usage, or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of such Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security. The Company shall approve the form of the Securities and any notation, legend or endorsement on the Securities. Each Security shall be dated the date of its authentication.

                  The terms and provisions contained in the form of the Securities annexed hereto as Exhibit A shall constitute, and are hereby expressly made, a part of this Indenture. Each of the Company and the Trustee, by its execution and delivery of this Indenture, expressly agrees to the terms and provisions of the Securities applicable to it and to be bound thereby.

                  Initial Securities offered and sold in reliance on Rule 144A shall be issued in the form of a single permanent global Security in registered form, substantially in the form set forth in Exhibit A (the "U.S. Global Security"), deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount at maturity of the U.S. Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

                  Initial Securities offered and sold in offshore transactions in reliance on Regulation S shall be issued in the form of a single global Security, initially in temporary form and after the Private Placement Legend is no longer required pursuant to Section 202, in permanent global form, in each case in registered form substantially in the form set forth in Exhibit A (the "Offshore Global Security") deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount at maturity of the Offshore Global Security may from time to time be increased or decreased by adjustments made in the records of the Trustee, as custodian for the Depositary or its nominee, as herein provided.

                  Initial Securities which are offered and sold to Institutional Accredited Investors which are not QIBs (excluding Non-U.S. Persons) shall be issued in the form of permanent certificated Securities in registered form in substantially the form set forth in Exhibit A (the "U.S. Physical Securities"). Securities issued pursuant to Section 306 in exchange for interests in the U.S. Global Security or the Offshore Global Security shall be in the form of U.S. Physical Securities or in the form of permanent certificated Securities in registered form substantially in the form set forth in Exhibit A (the "Offshore Physical Securities"), respectively.

                  The Offshore Physical Securities and U.S. Physical Securities are sometimes collectively herein referred to as the "Physical Securities." The U.S. Global Security and the Offshore Global Security are sometimes collectively referred to as the "Global Securities."

                  SECTION 202.  Restrictive Legends.

                  Unless and until (i) an Initial Security is sold under an effective Registration Statement or (ii) an Initial Security is exchanged for an Exchange Security in connection with an effective Registration Statement, in each case pursuant to the Registration Rights Agreement, (A) each U.S. Global Security and each U.S. Physical Security shall bear the following legend set forth below (the "Private Placement Legend") on the face thereof and (B) the Offshore Physical Securities and the Offshore Global Security shall bear the legend set forth below on the face thereof until at least 1 year after the Issue Date if the Separation Date has not yet occurred, or if the Separation Date occurs prior to 41 days from the Issue Date, until at least 41 days after such Issue Date and receipt by the Company and the Trustee of a certificate substantially in the form of Exhibit B hereto.

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL, OR OTHERWISE

         TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY, OR ANY AFFILIATE OF THE COMPANY, WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) ONLY (A) TO THE COMPANY,
         (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL, "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR", FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE.

                  Each Global Security, whether or not an Initial Security, shall also bear the following legend on the face thereof:

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC OR NOMINEES OF DTC OR TO A SUCCESSOR OF DTC OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 306 AND 307 OF THE INDENTURE.

                  Prior to the Separation Date, each Security shall bear the following legend on the face of thereof:

         THIS NOTE IS INITIALLY ISSUED AS PART OF AN ISSUANCE OF UNITS (THE "UNITS"), EACH OF WHICH CONSISTS OF $1,000 PRINCIPAL AMOUNT OF 14% SENIOR DISCOUNT NOTES DUE 2003 (THE "SECURITIES") OF INTER(bullet)ACT

         SYSTEMS, INCORPORATED (THE "ISSUER") AND A WARRANT (COLLECTIVELY, THE "WARRANTS") ENTITLING THE HOLDER THEREOF TO PURCHASE SHARES OF COMMON STOCK, NO PAR VALUE PER SHARE, OF THE ISSUER. PRIOR TO THE CLOSE OF BUSINESS ON THE EARLIER OF (1) THE COMMENCEMENT OF AN EXCHANGE OFFER OR THE EFFECTIVENESS OF A SHELF REGISTRATION STATEMENT FOR THE NOTES, AND
         (2) SUCH DATE AS THE INITIAL PURCHASERS MAY,

         IN THEIR DISCRETION, DEEM APPROPRIATE. THIS NOTE MAY NOT BE TRANSFERRED OR EXCHANGED SEPARATELY FROM, BUT MAY
         BE TRANSFERRED OR EXCHANGED ONLY TOGETHER WITH, THE
         WARRANTS.


                                  ARTICLE THREE

                                 THE SECURITIES

                  SECTION 301.  Title and Terms.

                  The aggregate principal amount at final maturity of Securities which may be authenticated and delivered under this Indenture is limited to $142,000,000 except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to
Section 304, 305, 308, 906, 1016, 1017 or 1108.

                  The Initial Securities shall be known and designated as the "14% Senior Discount Notes due 2003" and the Exchange Securities shall be known and designated as the "14% Senior Discount Notes due 2003," in each case of the Company. Their Stated Maturity shall be August 1, 2003 and, except as may be otherwise provided for in the Securities, they shall bear interest at the rate of 14% per annum from August 1, 1999, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable on February 1, 2000 and semi-annually thereafter on August 1 and February 1 in each year and at said Stated Maturity, until the principal thereof is paid or duly provided for.

                  The principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Company maintained for such purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose; PROVIDED, HOWEVER, that, at the option of the Company, interest may be paid by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Security Register.

                  The Securities shall be redeemable as provided in Article Eleven.

                  SECTION 302.  Denominations.

                  The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

                  SECTION 303.  Execution, Authentication, Delivery and Dating.

                  The Securities shall be executed on behalf of the Company by its Chairman, its President or a Vice President, under its corporate seal reproduced thereon. The signature of any of these officers on the Securities may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities. The seal of the Company, if any, may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities. In addition, any Security may be signed on behalf of the Company by such Persons as, at the actual date of the execution of such Security, shall be the proper officers of the Company, although at the date of such Security or of the execution of this Indenture any such Person was not such officer.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities.

                  Each Security shall be dated the date of its authentication.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

                  In case the Company, pursuant to Article Eight, shall be consolidated or merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company shall have been merged, or the Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight, any of the Securities authenticated or delivered prior to such consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount at maturity; and the Trustee, upon Company Request of the successor Person, shall authenticate and deliver Securities as specified in such Request for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in the name of a successor Person pursuant to this Section in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Securities at the time Outstanding for Securities authenticated and delivered in such name.

                  SECTION 304.  Temporary Securities.

                  Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

                  If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 1002, without charge to the Holder (except as provided in Section 305). Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount at maturity of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

                  SECTION 305. Registration, Registration of Transfer and Exchange.

                  The Company shall keep or cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers and exchanges of Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times, the Security Register shall be open to inspection by the Trustee. The Trustee is hereby initially appointed as security registrar (the "Security Registrar") for the purpose of registering Securities and transfers and exchanges of Securities as herein provided.

                  Upon surrender for registration of transfer of any Security at the Corporate Trust Office of the Trustee or the office or agency of the Company designated pursuant to Section 1002, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations of a like aggregate principal amount at maturity.

                  At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination and of a like aggregate principal amount at maturity, upon surrender of the Securities to be exchanged at the Corporate Trust Office of the Trustee or such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive; PROVIDED that no exchange of Initial Securities for Exchange Securities shall occur until an Exchange Offer Registration Statement shall have been declared effective by the Commission and that the Initial Securities to be exchanged for the Exchange Securities shall be cancelled by the Trustee.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be payable by the Holders for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than transfer taxes and similar charges with respect to exchanges pursuant to Section 304, 906, 1016, 1017 or 1108 not involving any transfer.

                  The Company shall not be required (i) to issue or register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the selection of Securities to be redeemed under Section 1104 and ending at the close of business on the day of mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                  Prior to the time that the Company has notified the Security Registrar that the Separation Date has occurred, the Security Registrar shall notify the Trustee and the warrant agent under the Warrant Agreement of any transfer of any Security and the identify of any transferees thereof. Prior to the Separation Date, no transfer of any Security shall be permitted without transfer of the Warrant with which such Security comprises a Unit. The Company shall give the Trustee immediate notice of any Separation Date.

                  SECTION 306. Book-Entry Provisions for Global Securities. (a) The U.S. Global Security and Offshore Global Security initially shall (i) be registered in the name of the Depositary for such Global Securities or the nominee of such Depositary, (ii) be delivered to the Trustee as custodian for such Depositary and (iii) bear legends as set forth in Section 202.

                  Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under any Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a beneficial ownership of any Security.

                  (b) Transfers of a Global Security shall be limited to transfers of such Global Security in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in a Global Security may be transferred in accordance with the applicable rules and procedures of the Depositary and the provisions of Section 307. In addition, U.S. Physical Securities or Offshore Physical Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in the U.S. Global Security or the Offshore Global Security, respectively, if (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for the U.S. Global Security or the Offshore Global Security, as the case may be, or the Depositary ceases to be a "Clearing Agency" registered under the Exchange Act and a successor depositary is not appointed by the Company within 90 days or (ii) an Event of Default has occurred and Holders of more than 25% in aggregate principal amount of the Securities at the time outstanding represented by the Global Securities advise the Trustee through the Depositary in writing that the continuation of a book-entry system through the Depositary with respect to the Global Securities is no longer required.

                  (c) Any beneficial interest in one of the Global Securities that is transferred to a person who takes delivery in the form of an interest in the other Global Security will, upon transfer, cease to be an interest in such Global Security and become an interest in the other Global Security and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Security for as long as it remains such an interest.

                  (d) In connection with any transfer pursuant to paragraph (b) of this Section of a portion of the beneficial interests in the U.S. Global Security to beneficial owners who are required to hold U.S. Physical Securities, the Registrar shall reflect on its books and records the date and a decrease in the principal amount at maturity of the U.S. Global Security in an amount equal to the principal amount at maturity of the beneficial interest in the U.S. Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more U.S. Physical Securities of like tenor and amount.

                  (e) In connection with the transfer of the entire U.S. Global Security or Offshore Global Security to beneficial owners pursuant to paragraph
(b) of this Section, the U.S. Global Security or Offshore Global Security, as the case may be, shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the U.S. Global Security or Offshore Global Security, as the case may be, an equal aggregate principal amount at maturity of U.S. Physical Securities or Offshore Physical Securities, as the case may be, of authorized denominations.

                  (f) Any U.S. Physical Security delivered in exchange for an interest in the U.S. Global Security pursuant to paragraph (b) or (d) of this Section shall, except as otherwise provided by paragraph (a)(i)(x) or paragraph
(e) of Section 307, bear the legend regarding transfer restrictions applicable to the U.S. Physical Security set forth in Section 202.

                  (g) The registered holder of a Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

                  (h) Beneficial owners of interests in a Global Security may receive Physical Securities (which shall bear the Private Placement Legend if required by Section 202) in accordance with the procedures of the Depositary. In connection with the execution, authentication and delivery of such Physical Securities, the Registrar shall reflect on its books and records a decrease in the principal amount at maturity of the relevant Global Security equal to the principal amount at maturity of such Physical Securities and the Company shall execute and the Trustee shall authenticate and deliver one or more Physical Securities having an equal aggregate principal amount at maturity.

                  SECTION 307. Special Transfer Provisions. Unless and until (i) an Initial Security is sold under an effective Registration Statement (as certified to the Trustee by the Company), or (ii) an Initial Security is exchanged for an Exchange Security in connection with an effective Registration Statement, in each case pursuant to the Registration Rights Agreement, the following provisions shall apply:

                  (a) Transfers to Non-QIB Institutional Accredited Investors. The following provisions shall apply with respect to the registration of any proposed transfer of an Initial Security to any Institutional Accredited Investor which is not a QIB (excluding Non-U.S. Persons):

                           (i) The Registrar shall register the transfer of any
                  Security, whether or not such Security bears the Private Placement Legend, if (x) the requested transfer is at least three years after the original issue date of the Initial Securities or (y) the proposed transferee has delivered to the Registrar a certificate substantially in the form of Exhibit C hereto.

                           (ii) If the proposed transferor is an Agent Member
                  holding a beneficial interest in the U.S. Global Security, upon receipt by the Registrar of (x) the documents, if any, required by paragraph (i), and (y) instructions given in accordance with the Depositary's and the Registrar's procedures therefor, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the beneficial interest in the U.S. Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more U.S. Physical Securities of like tenor and amount.

                  (b) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a U.S. Physical Security or an interest in the U.S. Global Security to a QIB (excluding Non-U.S.
         Persons):

                           (i) If the Security to be transferred consists of (x)
                  U.S. Physical Securities, the Security Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Initial Security stating, or has otherwise advised the Company and the Security Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Initial Security stating, or has otherwise advised the Company and the Security Registrar in writing, that it is purchasing the Initial Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A or (y) an interest in the U.S. Global Security, the transfer of such interest may be effected only through the book-entry system maintained by the Depositary.

                  (ii) If the proposed transferee is an Agent Member, and the Security to be transferred consists of U.S. Physical Securities, upon receipt by the Security Registrar of the documents referred to in clause (i) and instructions given in accordance with the Depositary's and the Security Registrar's procedures, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount at maturity of the U.S. Global Security in an amount equal to the principal amount at maturity of the U.S. Physical Securities to be transferred, and the Trustee shall cancel the Physical Securities so transferred.

                  (c) Transfers of Interests in the Offshore Global Security or Offshore Physical Securities to U.S. Persons. The following provisions shall apply with respect to any transfer of interests in the Offshore Global Security or Offshore Physical Securities to U.S. Persons:

                  (i) prior to the removal of the Private Placement Legend from the Offshore Global Security or Offshore Physical Securities pursuant to Section 202, the Security Registrar shall refuse to register such transfer; and

                  (ii) after such removal, the Security Registrar shall register the transfer of any such Security without requiring any additional certification.

                  (d) Transfers to Non-U.S. Persons at Any Time. The following provisions shall apply with respect to any transfer of an Initial Security to a Non-U.S.
Person:

                  (i) The Security Registrar shall register any proposed transfer to any Non-U.S. Person if the Security to be transferred is a U.S. Physical Security or an interest in the U.S. Global Security only upon receipt of a certificate substantially in the form of Exhibit D from the proposed transferor.

                  (ii) (x) If the proposed transferee is an Agent Member holding a beneficial interest in the U.S. Global Security, upon receipt by the Security Registrar of (1) the documents required by paragraph (i) and
         (2) instructions in accordance with the Depositary's and the Security Registrar's procedures, the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount at maturity of the U.S. Global Security in an amount equal to the principal amount at maturity of the beneficial interest in the U.S. Global Security to be transferred, and (y) if the proposed transferee is an Agent Member, upon receipt by the Security Registrar of instructions given in accordance with the Depositary's and the Security Registrar's procedures, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount at maturity of the Offshore Global Security in an amount equal to the principal amount at maturity of the U.S. Physical Security or the U.S. Global Security, as the case may be, to be transferred, and the Trustee shall cancel the Physical Security, if any, so transferred or decrease the amount of the U.S. Global Security.

                  (e) Private Placement Legend. Upon the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Security Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Security Registrar shall deliver only Securities that bear the Private Placement Legend unless either (i) the Private Placement Legend is no longer required by Section 202 or (ii) there is delivered to the Security Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such Legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

                  (f) General. By its acceptance of any Security bearing the Private Placement Legend, each Holder of, or beneficial owner of an interest in, such Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture. The Security Registrar shall not register a transfer of any Security unless such transfer complies with the requirements of this Section 307. In connection with any transfer of Securities to an Institutional Accredited Investor, each such Holder or beneficial owner agrees by its acceptance of the Securities to furnish the Security Registrar or the Company such certifications, legal opinions or other information as such Person may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; PROVIDED that the Security Registrar shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information. The Security Registrar's only obligation to enforce the transfer restrictions of this Indenture shall be to require the certifications and opinions specifically required by this Section 307 as a condition to transfer.

                  Every replacement Security is an additional obligation of the Company and shall be entitled to the benefits of this Indenture.

                  SECTION 308.  Mutilated, Destroyed, Lost and Stolen
Securities.

                  If (i) any mutilated Security is surrendered to the Trustee, or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon Company Order the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor, form, terms and principal amount, bearing a number not contemporaneously Outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay or authorize the payment of such Security.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                  All Securities shall be held and owned upon the express condition that the foregoing provisions of this Section are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies, notwithstanding any law or statute existing or hereinafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

                  SECTION 309.  Payment of Interest; Interest Rights Preserved.

                  Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 1002; PROVIDED, HOWEVER, that each installment of interest may at the Company's option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 310, to the address of such Person as it appears in the Security Register at the close of business on the Regular Record Date for such interest payment or (ii) transfer to an account located in the United States maintained by the payee the details of which account are notified to the Security Registrar prior to the close of business on the Record Date for such interest payment.

                  Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Holder on the Regular Record Date by virtue of having been such Holder, and such defaulted interest and (to the extent lawful) interest on such defaulted interest at the rate borne by the Securities (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date, and in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given in the manner provided for in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest shall be paid to the Persons in whose names the Securities

         (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  SECTION 310.  Persons Deemed Owners.

                  Prior to the due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections 305 and 309) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  SECTION 311.  Cancellation.

                  All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. If the Company shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures and certification of their disposal delivered to the Company unless by Company Order the Company shall direct that cancelled Securities be returned to it.

                  SECTION 312.  Computation of Interest.

                  Interest on the Securities shall be computed on the basis of a 360-day year of 12 30-day months.

                  SECTION 313.  Wire Transfers.

                  Notwithstanding any other provision to the contrary in this Indenture, the Company may make any payment of monies required to be deposited with the Trustee on account of principal of, or premium, if any, or interest on, the Securities (whether pursuant to optional or mandatory redemption payments, interest payments or otherwise) by wire transfer in immediately available funds to an account designated by the Trustee on or before 10:00 a.m. (New York City time) the date such moneys are to be paid to the Holders of the Securities in accordance with the terms hereof.


                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

                  SECTION 401. Satisfaction and Discharge of Indenture.

                  This Indenture shall upon Company Request cease to be of further effect (except as to surviving rights and obligations of the Trustee expressly provided for in this Indenture and the surviving rights of registration of transfer or exchange of Securities expressly provided for herein or pursuant hereto) and the Trustee, at the direction and expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when

                  (1)  either

                           (a) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 308 and (ii) Securities for whose payment money has theretofore been deposited in trust with the Trustee or any

         Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                  (b) all such Securities not theretofore delivered to the Trustee for cancellation

                                    (i)  have become due and payable, or

                                    (ii)  will become due and payable at their
                  Stated Maturity within one year, or

                                    (iii) are to be called for redemption within
                  one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

         and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal of (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 606 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

                  SECTION 402. Application of Trust Money.

                  Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time to the Company upon a Company Order.


                                  ARTICLE FIVE

                                    REMEDIES

                  SECTION 501.  Events of Default.

                  "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) failure to make the payment of any principal of or premium, if any, on any Security at its Maturity Date (upon acceleration, optional redemption, required purchase or otherwise); or

                  (2) failure to make the payment of any interest on any Security when it becomes due and payable, and any such failure continues for a period of 30 days; or

                  (3)  [intentionally omitted]; or

                  (4) failure to comply with any covenant or warranty of the Company in this Indenture (other than a covenant or warranty that is specifically dealt with in clause (1) or (2) above), which failure continues for a period of 30 days after written notice of such failure requiring the Company to remedy the same shall have been given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities; or

                  (5) (A) Indebtedness of the Company or any Restricted Subsidiary in an amount greater than $5,000,000 shall have been accelerated or otherwise declared due and payable, or required to be prepaid or repurchased (other than by regularly scheduled required prepayment prior to the stated maturity thereof) or (B) there shall have occurred a default by the Company or any Restricted Subsidiary in the payment of the principal on Indebtedness of the Company or any Restricted Subsidiary in an amount greater than $5,000,000, when the same becomes due and payable at the stated maturity thereof, and such default shall have continued after any applicable grace period and shall not have been cured or waived ; or

                  (6)  [intentionally omitted]; or

                  (7) one or more final judgments or orders rendered against the Company or any Restricted Subsidiary for the payment of money in an uninsured aggregate amount in excess of $5,000,000 shall not be waived, satisfied or discharged for any period of 30 consecutive days during which a stay of enforcement of such judgment or order was not in effect; or

                  (8) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company or any Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Subsidiary under the Federal Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (9) the institution by the Company or any Subsidiary of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due.

                           SECTION 502. Acceleration of Maturity; Rescission and Annulment.

                  If an Event of Default (other than an Event of Default specified in Section 501(8) or (9)) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Securities Outstanding may declare the principal of all the Securities to be due and payable immediately in an amount equal to (i) the Accreted Value of the Securities as of the date on which the Securities first become due and payable, if such date occurs prior to August 1, 1999, or (ii) the Accreted Value of the Securities as of the date on which the Securities first become due and payable plus accrued and unpaid interest, if any, to such date, if such date occurs on or after August 1, 1999, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal shall become immediately due and payable. If an Event of Default specified in Section 501(8) or (9) occurs and is continuing, then the principal of all the Securities shall IPSO FACTO become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder in an amount equal to (i) the Accreted Value of the Securities as of the date on which the Securities first become due and payable, if such date occurs prior to August 1, 1999, or (ii) the Accreted Value of the Securities as of the date on which the Securities first become due and payable plus accrued and unpaid interest, if any, to such date, if such date occurs on or after August 1, 1999.

                  At any time after a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article, the Holders of a majority in principal amount of the Securities Outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay,

                           (A)  all overdue interest on all Outstanding
                  Securities,

                           (B) all unpaid principal of and premium, if any, on
                  any Outstanding Securities which has become due otherwise than by such declaration of acceleration, and interest on such unpaid principal at the rate borne by the Securities,

                           (C) to the extent that payment of such interest is
                  lawful, interest on overdue interest and overdue principal at the rate borne by the Securities, and

                           (D) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (2) all Events of Default, other than the nonpayment of amounts of principal of or premium, if any, on or interest on Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

                  SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

         The Company covenants that if

                  (a) default is made in the payment of any installment of interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (b) default is made in the payment of the principal of or premium, if any, on any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to the Trustee for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and interest on any overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installment of interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

                  If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                  SECTION 504.  Trustee May File Proofs of Claim.

                  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (ii) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 606.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  SECTION 505. Trustee May Enforce Claims Without Possession of Securities.

                  All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

                  SECTION 506.  Application of Money Collected.

                  Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment, if only partially paid, and upon surrender thereof if fully paid:

                  FIRST:  To the payment of all amounts due the Trustee under
         Section 606;

                  SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

                  THIRD: The balance, if any, to the Company, its successors or assigns, or to any other Person or Persons lawfully entitled thereto.

                  SECTION 507.  Limitation on Suits.

                  No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such action or proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority or more in principal amount of the Outstanding Securities;

it being understood and intended, and being expressly covenanted by the Holder of every Security with every other Holder and the Trustee, that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

                  SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

                  Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment, as provided herein (including, if applicable, Article Thirteen) and in such Security of the principal of (and premium, if any) and (subject to Section 309) interest on such Security on the respective Stated Maturities expressed in such Security (or, in





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                                                                              59






the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment on or after such respective dates, and such rights shall not be impaired without the consent of such Holder.

                  SECTION 509.  Restoration of Rights and Remedies.

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                  SECTION 510.  Rights and Remedies Cumulative.

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 308, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now, or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 511.  Delay or Omission Not Waiver.

                  No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                  SECTION 512.  Control by Holders.

                  Subject to the provisions of Section 602(5), the Holders of not less than a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, PROVIDED that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture,

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

                  (3) the Trustee need not take any action which might involve it in personal liability or be unjustly prejudicial to the Holders not consenting.

                  SECTION 513. Waiver of Past Defaults.

                  The Holders of not less than a majority in principal amount of the Outstanding Securities may, on behalf of the Holders of all the Securities, waive any past Default hereunder and its consequences, except a Default

                  (1) in respect of the payment of the principal of (or premium, if any) or interest on any Security, or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

                  Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

                  SECTION 514. Waiver of Stay or Extension Laws.

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.





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                                                                              61







                                   ARTICLE SIX

                                   THE TRUSTEE

                  SECTION 601.  Notice of Defaults.

                  Within 30 days after the occurrence of any Default hereunder, the Trustee shall transmit in the manner and to the extent provided in TIA
Section 313(c), notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; PROVIDED, HOWEVER, that, except in the case of a Default in the payment of the principal of (or premium, if any) or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders; and PROVIDED FURTHER that in the case of any Default of the character specified in Section 501(4) no such notice to Holders shall be given until at least 30 days after the occurrence thereof.

                  SECTION 602.  Certain Rights of Trustee.

                  Subject to the provisions of TIA Sections 315(a) through 315(d):

                  (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order (unless other evidence in respect thereof is herein specifically prescribed) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;






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                  (4) the Trustee may consult with counsel and the written
         advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (6) prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                  (8) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

                  The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.






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                                                                              63





                  SECTION 603. Trustee Not Responsible for Recitals or Issuance of Securities.

                  The recitals contained herein and in the Securities, except for the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in any Statement of Eligibility on Form T-1 supplied to the Company will be true and accurate when made, subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

                  SECTION 604.  May Hold Securities.

                  The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to the Trust Indenture Act, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

                  SECTION 605.  Money Held in Trust.

                  Subject to the provisions of Section 506, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

                  SECTION 606.  Compensation and Reimbursement.

                  The Company agrees:

                  (1) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall agree for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);






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                  (2) to reimburse the Trustee upon its request for all
         reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses (including the reasonable compensation and the expenses and disbursements of its agents and counsel) of investigating or defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  The obligations of the Company under this Section to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the resignation or removal of the Trustee and/or the satisfaction and discharge of this Indenture. As security for the performance of such obligations of the Company, the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Securities.

                  When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(8) or (9), the expenses (including the reasonable charges and expenses of its counsel) of and the compensation for such services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

                  The provisions of this Section shall survive the termination of this Indenture.

                  SECTION 607. Corporate Trustee Required; Eligibility; Conflicting Interests.

                  There shall be at all times a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1) and 310(a)(5) and shall have a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of





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                                                                              65





federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  SECTION 608.  Resignation and Removal; Appointment of
Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 609.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 609 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by Act of the Holders of not less than a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

                  (d)  If at any time:

                  (1) the Trustee shall fail to comply with the provisions of TIA Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 607 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation,






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                                                                              66






then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee, or (ii) Subject to TIA Section 315(e), any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, and the Trustee may, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Holders of Securities in the manner provided for in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

                  SECTION 609.  Acceptance of Appointment by Successor.

                  Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.





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                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified under the TIA and eligible under this Article.

                  SECTION 610. Merger, Conversion, Consolidation or Succession to Business.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case at that time any of the Securities shall not have been authenticated, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee. In all such cases such certificates shall have the full force and effect which this Indenture provides for the certificate of authentication of the Trustee shall have; PROVIDED, HOWEVER, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.


                                  ARTICLE SEVEN

                      HOLDERS LISTS AND REPORTS BY TRUSTEE

                  SECTION 701.  Disclosure of Names and Addresses of Holders.

                  Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company or the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).





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                  SECTION 702. Reports by Trustee.

                  Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Securities, the Trustee shall transmit to the Holders, in the manner and to the extent provided in TIA Section 313(c), a brief report dated as of such May 15 if required by TIA Section 313(a).


                                  ARTICLE EIGHT

                       CONSOLIDATION, MERGER, CONVEYANCE,
                                TRANSFER OR LEASE

                  SECTION 801. Company May Consolidate, Etc., Only on Certain Terms.

                  (a) The Company shall not merge or consolidate with or into any other entity (other than a merger of a Restricted Subsidiary into the Company) or sell, transfer, assign, lease, convey or otherwise dispose of all or substantially all of its Property in any one transaction or series of transactions unless:

                           (1) the entity formed by or surviving any such
                  consolidation or merger (if the Company is not the surviving entity) or the Person to which such sale, transfer, assignment, lease or conveyance is made (the "Surviving Entity") shall be a corporation organized and existing under the laws of the United States of America or a State thereof or the District of Columbia and such corporation expressly assumes, by supplemental indenture in form satisfactory to the Trustee, executed and delivered to the Trustee by such corporation, the due and punctual payment of the principal of, premium, if any, and interest on all the Securities, according to their tenor, and the due and punctual performance and observance of all the covenants and conditions of the Indenture to be performed by the Company;

                           (2) in the case of a sale, transfer, assignment,
                  lease, conveyance or other disposition of all or substantially all the Company's Property, such Property shall have been transferred as an entirety or virtually as an entirety to one Person;






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                                                                              69





                           (3) immediately before and after giving effect to
                  such transaction or series of transactions, no Default or Event of Default shall have occurred and be continuing; and

                           (4) immediately after giving effect to such
                  transaction or series of transactions on a pro forma basis (including any Indebtedness Incurred or anticipated to be Incurred in connection with such transaction or series of transactions), the Company or the Surviving Entity, as the case may be, would be able to Incur at least $1.00 of additional Indebtedness under clause (a) Section 1010.

                  (b) In connection with any consolidation, merger or transfer contemplated by this Section 801, the Company shall deliver, or cause to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and the supplemental indenture in respect thereto comply with this provision and that all conditions precedent herein provided for relating to such transaction or transactions have been complied with.

                  SECTION 802.  Successor Substituted.

                  Upon any merger or consolidation or any sale, transfer, assignment, lease, conveyance or other disposition of all or substantially all of the properties and assets of the Company in accordance with Section 801 in which the Company is not the continuing obligor under this Indenture, the Surviving Entity shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein and, in the event of any such conveyance or transfer, the Company (which term shall for this purpose mean the Person named as the "Company" in the first paragraph of this Indenture or any successor Person which shall theretofore become such in the manner described in Section 801), except in the case of a transfer by lease, shall be discharged of all obligations and covenants under this Indenture and the Securities and may be dissolved and liquidated.

                  SECTION 803.  Securities To Be Secured in Certain Events.

                  If, upon any such consolidation of the Company with or merger of the Company into any other corporation, or upon any sale, assignment, conveyance, lease, transfer or disposition of all or substantially all of the properties and assets of the Company substantially as an entirety to any other Person or Persons, any property





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                                                                              70







or assets of the Company would thereupon become subject to any Lien, then, unless such Lien could be created pursuant to Section 1015 without equally and ratably securing the Securities, the Company, prior to or simultaneously with such consolidation, merger, conveyance, lease or transfer, will, as to such property or assets, secure the Securities Outstanding (together with, if the Company shall so determine any other Indebtedness of the Company now existing or hereinafter created which is not subordinate in right of payment to the Securities) equally and ratably with (or prior to) the Indebtedness which upon such consolidation, merger, conveyance, lease or transfer is to become secured as to such property or assets by such Lien, or will cause such Securities to be so secured.


                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

                  SECTION 901. Supplemental Indentures Without Consent of
Holders.

                  Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company or any other obligor on the Securities and the assumption by any such successor of the covenants of the Company or such obligor contained herein and in the Securities in accordance with Article Eight; or

                  (2) to add to the covenants of the Company or any other obligor on the Securities for the benefit of the Holders or to surrender any right or power herein conferred upon the Company or any other obligor on the Securities; or

                  (3)  to add any additional Events of Default; or

                  (4) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee pursuant to the requirements of
         Section 609; or

                  (5) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions or changes with respect to matters or





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         questions arising under this Indenture; PROVIDED that such action shall not adversely affect the interests of the Holders in any material respect; or

                  (6) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act; or

                  (7)  to add a guarantor of the Securities; or

                  (8) to mortgage, pledge, hypothecate or grant a security interest in favor of the Trustee for the benefit of the Holders of the Securities as additional security for the payment and performance of the Company's and any guarantor's obligations under this Indenture in any property or assets, including any of which are required to be mortgaged, pledged or hypothecated, or in which a security interest is required to be granted to the Trustee pursuant to Section 803 or 1015 or otherwise.

                  SECTION 902.  Supplemental Indentures with Consent of Holders.

                  With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

                  (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof (or premium, if any) or the rate of interest thereon or reduce the amount of the principal of the Securities that would be due and payable upon a declaration of acceleration of the Maturity Date thereof pursuant to Section 502 or the amount thereof provable in bankruptcy pursuant to Section 504, or change the coin or currency in which any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or






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                                                                              72







                  (2) amend, change or modify in any material respect the obligation of the Company to make and consummate a Prepayment Offer with respect to any Asset Sale in accordance with Section 1017 or the obligation of the Company to make and consummate a Change of Control Offer in the event of a Change of Control in accordance with Section 1016, including, in each case, amending, changing or modifying in any material respect any definition relating thereto, or

                  (3) reduce the percentage in principal amount of the Outstanding Securities the consent of the Holders of which Outstanding Securities is required for any such supplemental indenture, or the consent of the Holders of which Outstanding Securities is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture, or

                  (4) modify any of the provisions of this Section or Section 513, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

                  (5) except as otherwise provided by Article Eight, consent to the assignment or transfer by the Company of any of its obligations under this Indenture.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  SECTION 903.  Execution of Supplemental Indentures.

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.






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                                                                              73







                  SECTION 904.  Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                  SECTION 905.  Conformity with Trust Indenture Act.

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

                  SECTION 906. Reference in Securities to Supplemental
Indentures.

                  Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment.

                  SECTION 907.  Notice of Supplemental Indentures.

                  Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture. Failure to provide such notice shall not affect the validity of such amendment.






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                                                                              74







                                   ARTICLE TEN

                                    COVENANTS

                  SECTION 1001. Payment of Principal, Premium, if any, and Interest.

                  The Company covenants and agrees for the benefit of the Holders that it will duly and punctually pay or cause to be paid the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

                  SECTION 1002.  Maintenance of Office or Agency.

                  The Company will maintain in The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Trustee's agency at Shawmut Trust Company, 14 Wall Street, 8th Floor, Window No. 2, New York, New York 10005, shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

                  SECTION 1003.  Money for Security Payments to Be Held in
Trust.

                  If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (or premium, if any) or interest on any





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                                                                              75







of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal of (or premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents for the Securities, it will, on or before 10:00 a.m. on each due date of the principal of (or premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

                  The Company will cause each Paying Agent (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  Notwithstanding anything in this Section 1003 to the contrary, the Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (or premium, if any) or interest on any Security and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall, subject to applicable escheat laws, be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

                  SECTION 1004.  Corporate Existence.

                  Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of the Company and each Subsidiary; PROVIDED, HOWEVER, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries as a whole and that the loss thereof is not disadvantageous in any material respect to the Holders.

                  SECTION 1005. Payment of Taxes and Other Claims.

                  The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all material taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary and (b) all lawful claims for labor, materials and supplies, which, if unpaid, might by law become a material lien upon the property of the Company or any Subsidiary; PROVIDED, HOWEVER, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim the amount, applicability or validity of which is being contested in good faith by appropriate proceedings.

                  SECTION 1006.  [Intentionally Omitted.]


                  SECTION 1007.  [Intentionally Omitted.]


                  SECTION 1008.   Statement by Officers as to Default.

                  (a) The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this Section 1008(a), such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

                  (b) When any Default has occurred and is continuing under this Indenture, or if the trustee for or the holder of any other evidence of Indebtedness of the Company or any Subsidiary gives any notice or takes any other action with respect to a claimed default (other than with respect to Indebtedness in the principal amount of less than $5,000,000), the Company shall deliver to the Trustee by registered or certified mail or by telegram, telex or facsimile transmission an Officers' Certificate specifying such event, notice or other action within five Business Days of its occurrence.

                  SECTION 1009. Provision of Reports and Financial Statements.

                  (a) The Company shall file with the Trustee and provide the Holders of Securities, within 15 days after it files them with the Commission, copies of its annual and quarterly reports and other information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act.

                  (b) Notwithstanding that the Company may not be subject to the reporting requirements of Section 13 or 15(d) of the Exchange at, the Company shall, for all periods ending after the date of this Indenture, file with the Commission and provide the Trustee and holders of the Notes with such annual reports and such information, documents and other reports as are specified in Sections 13 and 15(d) of the Exchange Act and applicable to a U.S. corporation subject to Sections, such information, documents and other reports to be so filed and provided at the times specified for the filing of such information, documents and reports under such Sections.

                  SECTION 1010.  Limitation on Indebtedness.

                  The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, Incur any Indebtedness, except that the Company may Incur Indebtedness, if either (a) after giving pro forma effect to the application of the proceeds thereof, no Default or Event of Default would occur as a consequence of such Incurrence or be continuing following such Incurrence and, after giving effect to the Incurrence of such Indebtedness and the receipt and application of the proceeds thereof, the Consolidated Leverage Ratio of the Company and its Restricted Subsidiaries would not exceed (i) 7.0 to
1.0 from the Issue Date until August 1, 1999, and (ii) 5.0 to 1.0 after August 1, 1999, or (b) such Indebtedness is Permitted Indebtedness.

                  SECTION 1011. Limitation on Indebtedness and Preferred Stock of Restricted Subsidiaries.

                  The Company shall not permit any Restricted Subsidiary to, directly or indirectly, Incur any Indebtedness or issue any Preferred Stock, except that a Restricted Subsidiary may Incur the following Indebtedness:

                  (i) Indebtedness owing to the Company or a Wholly Owned Subsidiary; PROVIDED, HOWEVER, that any event that results in any such Wholly Owned Subsidiary ceasing to be a Wholly Owned Subsidiary or any subsequent transfer of any such Indebtedness (except to the Company or another Wholly Owned Subsidiary) shall be deemed to constitute the Incurrence of such Indebtedness by the issuer thereof;

                (ii) Indebtedness outstanding on the Issue Date and listed on Schedule I;

              (iii) Indebtedness Incurred and outstanding on or prior to the date on which such Restricted Subsidiary was acquired by the Company (other than Indebtedness Incurred in anticipation of, or in connection with, the transaction or series of related transactions pursuant to which such Subsidiary became a Restricted Subsidiary or was acquired by the Company); PROVIDED, HOWEVER, that either (a) such Indebtedness does not exceed at





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                                                                              79







                           any one time outstanding $5,000,000 or (b) the Company would be permitted to Incur $1.00 of Indebtedness pursuant to clause (a) of Section 1010;

                (iv) Indebtedness under Interest Rate Agreements entered into for the purpose of limiting interest rate risks, provided that the obligations under such agreements are related to payment obligations of such Restricted Subsidiary in respect of Indebtedness otherwise permitted by the terms of this Section 1011;

                  (v) Indebtedness in connection with one or more standby letters of credit or performance bonds issued in the ordinary course of business or pursuant to self-insurance obligations and not in connection with the borrowing of money or the obtaining of advances or credit; and

                (vi) Permitted Refinancing Indebtedness Incurred in respect of Indebtedness Incurred pursuant to clauses
                           (ii) and (iii) above.

                  SECTION 1012.  Limitation on Restricted Payments.

                  The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, make any Restricted Payment if at the time of, and after giving effect to, such proposed Restricted Payment, (a) a Default or Event of Default shall have occurred and be continuing, (b) the Company could not Incur at least $1.00 of additional Indebtedness pursuant to clause (a) of Section 1010 or (c) the aggregate amount of such Restricted Payment and all other Restricted Payments made since the Issue Date (the amount of any Restricted Payment, if made other than in cash, to be based upon Fair Market Value) would exceed an amount equal to the sum of (i) the excess of (A) Cumulative EBITDA over (B) the product of 1.5 and Cumulative Interest Expense,
(ii) Capital Stock Sale Proceeds, (iii) the amount by which Indebtedness of the Company or its Restricted Subsidiaries is reduced on the balance sheet of the Company upon the conversion or exchange (other than by a Subsidiary) subsequent to the Issue Date of any Indebtedness of the Company or any Restricted Subsidiary convertible or exchangeable for Capital Stock (other than Redeemable Stock) of the Company (less the amount of any cash or other Property distributed by the Company or any Restricted Subsidiary upon conversion or exchange) and
(iv) an amount equal to the net reduction in Investments made by the Company and its Restricted Subsidiaries subsequent to the Issue Date in any Person resulting from (A) dividends, repayment of loans or advances, or other transfers or distributions of





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                                                                              80







Property (but only to the extent the Company excludes such transfers or distributions from the calculation of Cumulative EBITDA for purposes of clause
(c)(i) above), in each case to the Company or any Restricted Subsidiary from any Person or (B) the redesignation of any Unrestricted Subsidiary as a Restricted Subsidiary, not to exceed, in the case of (A) or (B), the amount of such Investments previously made by the Company and its Restricted Subsidiaries in such Person which were treated as Restricted Payments.

                  Notwithstanding the foregoing limitation, the Company may (a) pay dividends on its Capital Stock within 60 days of the declaration thereof if, on the declaration date, such dividends could have been paid in compliance herewith, (b) redeem, repurchase, defease, acquire or retire for value, any Indebtedness subordinate (whether pursuant to its terms or by operation of law) in right of payment to the Securities with the proceeds of any Permitted Refinancing Indebtedness, (c) acquire, redeem or retire Capital Stock of the Company or Indebtedness subordinate (whether pursuant to its terms or by operation of law) in right of payment to the Securities in exchange for or in connection with a substantially concurrent issuance of, Capital Stock of the Company (other than Redeemable Stock and other than Capital Stock issued or sold to a Subsidiary or an employee stock ownership plan or other trust established by the Company or any Subsidiary), and (d) make Investments in Persons the primary businesses of which are Related Businesses (other than Investments in the Capital Stock of the Company) in an amount at any time outstanding not to exceed $10,000,000 in the aggregate.

                  Any payments made pursuant to clauses (b) and (c) of the immediately preceding paragraph shall be excluded from the calculation of the aggregate amount of Restricted Payments made after the Issue Date; PROVIDED, HOWEVER, that the proceeds from the issuance of Capital Stock pursuant to clause
(c) of the immediately preceding paragraph shall not constitute Capital Stock Sale Proceeds for purposes of clause (c)(ii) of the first paragraph of this Section.

                  SECTION 1013. [Intentionally Omitted.]

                  SECTION 1014. Limitation on Transactions with Affiliates.

                  The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, conduct any business or enter into or suffer to exist any transaction or series of transactions (including the purchase, sale, transfer, lease or exchange of any Property or the rendering of any service) with, or for the benefit of, any Affiliate of the Company (an "Affiliate Transaction") unless (a) the terms of such Affiliate Transaction are
(i) set forth in writing, (ii) in the best interest of the





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                                                                              81







Company or such Restricted Subsidiary, as the case may be, and (iii) no less favorable to the Company or such Restricted Subsidiary, as the case may be, than those that could be obtained in a comparable arm's-length transaction with a Person that is not an Affiliate of the Company or such Restricted Subsidiary,
(b) with respect to an Affiliate Transaction involving aggregate payments or value in excess of $1,000,000, the Board of Directors of the Company (including a majority of the Disinterested Directors of the Company) approves such Affiliate Transaction and, in its good faith judgment, believes that such Affiliate Transaction complies with clauses (a)(ii) and (iii) of this paragraph as evidenced by a Board Resolution and (c) with respect to an Affiliate Transaction involving aggregate payments or value in excess of $10,000,000, the Company obtains a written opinion from an independent appraisal firm to the effect that such Affiliate Transaction is fair from a financial point of view.


                  Notwithstanding the foregoing limitation, the Company may enter into or suffer to exist the following: (i) any transaction pursuant to any contract in existence on the Issue Date and listed on Schedule II; (ii) any transaction or series of transactions between the Company and one or more of its Restricted Subsidiaries or between two or more of its Restricted Subsidiaries;
(iii) any Restricted Payment permitted to be made pursuant to Section 1012; (iv) the payment of compensation (including amounts paid pursuant to employee benefit plans) for the personal services of officers, directors and employees of the Company or any of its Restricted Subsidiaries, so long as the Board of Directors of the Company in good faith shall have approved the terms thereof and deemed the services theretofore or thereafter to be performed for such compensation or fees to be fair consideration therefor; (v) loans and advances to employees made in the ordinary course of business and consistent with past practice of the Company or such Restricted Subsidiary, as the case may be, provided, that such loans and advances do not exceed $5,000,000 at any one time outstanding; (vi) employment arrangements entered into in the ordinary course of business with officers of the Company approved by a majority of the Disinterested Directors of the Company; and (vii) the Management Services Agreement.

                  SECTION 1015.  Limitation on Liens.

                  The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, Incur or suffer to exist, any Lien (other than Permitted Liens) upon any of its Property, whether now owned or hereafter acquired, including any Lien on any interest in, or any income or profits from, its Property, unless effective provision has been or will be made whereby the Securities will be secured equally and ratably with (or prior to) such obligation; PROVIDED, HOWEVER, that no Lien





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                                                                              82







may be granted with respect to Indebtedness of the Company that is subordinated to the Securities.

                  SECTION 1016.  Purchase of Securities upon a Change of
Control.

                  (a) If a Change of Control shall occur at any time, then each Holder of Securities shall have the right to require that the Company purchase such Holder's Securities, in whole or in part in integral multiples of $1,000 principal amount, at a purchase price (the "Change of Control Purchase Price") in cash in an amount equal to 101% of the Accreted Value thereof plus accrued and unpaid interest, if any, to the date of purchase (the "Change of Control Purchase Date"), in accordance with the procedures set forth in paragraphs (b) and (c) of this Section (the "Change of Control Offer").

                  (b) Within 30 days following any Change of Control, the Company shall (x) cause a notice of the Change of Control Offer to be sent at least once to the Dow Jones News Service or similar business news service in the United States and (y) notify the Trustee thereof and give written notice of such Change of Control to each Holder of Securities in the manner provided in Section 106, stating:

                  (1) that a Change of Control has occurred and a Change of Control Offer is being made pursuant to this Section 1016 and that all Securities timely tendered will be accepted for payment;

                  (2) the Change of Control Purchase Price and the Change of Control Purchase Date, which shall be, subject to any contrary requirements of applicable law, no earlier than 30 days nor later than 60 days from the date such notice is mailed;

                  (3) that any Security (or portion thereof) accepted for payment (and duly paid on the Change of Control Purchase Date) pursuant to the Change of Control Offer shall cease to accrete or accrue interest after the Change of Control Purchase Date;

                  (4) that any Securities (or portions thereof) not tendered will continue to accrete or accrue interest;

                  (5) a description of the transaction or transactions constituting the Change of Control; and

                  (6) the procedures that Holders of Securities must follow in order to tender their Securities (or portions thereof) for payment and the procedures that Holders of Securities must follow in order to withdraw an election to tender Securities (or portions thereof) for payment.

                  (c) The Company will comply, to the extent applicable, with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the purchase of Securities in connection with a Change of Control. To the extent that the provisions of any securities laws or regulations conflict with the provisions relating to the Change of Control Offer, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations described above by virtue thereof.

                  SECTION 1017. Limitation on Assets Sales.

                  (a) The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, consummate any Asset Sale after the Issue Date unless (i) the Company or such Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the Property subject to such Asset Sale and (ii) at least 80% of the consideration paid to the Company or such Restricted Subsidiary in connection with such Asset Sale is in the form of cash or cash equivalents.

                  (b) The Net Available Cash (or any portion thereof) from Asset Sales may be applied by the Company or a Restricted Subsidiary, to the extent the Company or such Restricted Subsidiary elects, (A) to prepay, repay or purchase Indebtedness of a Restricted Subsidiary (excluding Indebtedness owed to the Company or an Affiliate of the Company); or (B) to reinvest in Additional Assets (including by means of an Investment in Additional Assets by a Restricted Subsidiary with Net Available Cash received by the Company or another Restricted Subsidiary).

                  (c) Any Net Available Cash from an Asset Sale is not applied in accordance with the preceding paragraph within 270 days from the date of such Asset Sale or the receipt of such Net Available Cash shall constitute "Excess Proceeds". When the aggregate amount of Excess Proceeds exceeds $10,000,000 (taking into account income earned on such Excess Proceeds), the Company will be required to make an offer to purchase (the "Prepayment Offer") the Securities, on a pro rata basis according to principal amount at maturity, at a purchase price equal to 100% of the Accreted Value thereof plus accrued and unpaid interest thereon (if any) to the date of purchase in accordance with the procedures (including prorating in the event of oversubscription) set forth herein. If the aggregate Accreted Value of Securities surrendered for purchase by Holders thereof exceeds the amount of Excess Proceeds, then the Trustee shall select the Securities to be purchased pro rata according to Accreted Value of the Securities tendered in response to the Prepayment Offer or by lot with such adjustments as may be deemed appropriate by the Company so that only Securities having a principal amount of maturity of $1,000, or integral multiples thereof, shall be purchased. To the extent that any portion of the amount of Net Available Cash remains after compliance with the preceding sentence and provided that all Holders of Securities have been given the opportunity to tender their Securities for purchase as described in the following paragraph, the Company or such Restricted Subsidiary may use such remaining amount for general corporate purposes and the amount of Excess Proceeds will be reset to zero.

                  (d) Within five Business Days after the Excess Proceeds exceeds $10,000,000, the Company shall send a written notice, by first-class mail, to the Holders (the "Prepayment Offer Notice"), accompanied by such information regarding the Company and its Subsidiaries as the Company in good faith believes will enable such Holders to make an informed decision with respect to the Prepayment Offer. The Prepayment Offer Notice will state, among other things, (1) that the Company is offering to purchase Securities pursuant to the provisions of this Section 1017, (2) the purchase price and purchase date, which shall be, subject to any contrary requirements of applicable law, no less than 30 days not more than 60 days from the date the Prepayment Offer Notice is mailed (the "Purchase Date"), (3) that any Security (or any portion thereof) accepted for payment (and duly paid on the Purchase Date) pursuant to the Prepayment Offer shall cease to accrete original issue discount or accrue interest after the Purchase Date, (4) the aggregate Accreted Value of Securities (or portion thereof) to be purchased and (5) a description of the procedure that Holders must follow in order to tender their Securities (or portions thereof) and the procedure that Holders must follow in order to withdraw an election to tender their Securities (or portions thereof) for payment.

                  (e) The Company will comply, to the extent applicable with Rule 14e-1 under the Exchange Act and any other securities laws or regulations thereunder to the extent such laws and regulations are applicable in connection with the purchase of Securities pursuant to this Section. To the extent that the provisions of any securities laws or regulations conflict with the provisions relating to the Prepayment Offer, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations described in this Section by virtue thereof.

                  SECTION 1018.  [Intentionally Omitted.]





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                                                                              85








                  SECTION 1019.  Limitation on Lines of Business.

                  The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, engage in any business other than a Related Business.

                  SECTION 1020. Limitation on Dividends and Other Payment Restrictions Affecting Restricted Subsidiaries.

                  The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective, or enter into any agreement with any Person that would cause to become effective, any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to (a) pay dividends, in cash or otherwise, or make any other distributions on or in respect of its Capital Stock, or pay any Indebtedness or other obligation owed, to the Company or any other Restricted Subsidiary, (b) make any loans or advances to the Company or any other Restricted Subsidiary or (c) transfer any of its Property to the Company or any other Restricted Subsidiary. Such limitation will not apply (1) with respect to clauses (a), (b) and (c), to encumbrances and restrictions (i) in existence under or by reason of any agreements in effect on the Issue Date,
(ii) relating to Indebtedness of a Restricted Subsidiary and existing at such Restricted Subsidiary at the time it became a Restricted Subsidiary if such encumbrance or restriction was not created in connection with or in anticipation of the transaction or series of related transactions pursuant to which such Restricted Subsidiary became a Restricted Subsidiary or was acquired by the Company, or (iii) which result from the renewal, refinancing, extension or amendment of an agreement referred to in the immediately preceding clauses (1)
(i) and (ii) above an in clauses (2) (i) and (ii) below, provided, such encumbrance or restriction is no more restrictive to such Restricted Subsidiary than those under or pursuant to the agreement evidencing the Indebtedness so extended, renewed, refinanced or replaced, and (2) with respect to clause (c) only, to (i) any encumbrance or restriction relating to Indebtedness that is permitted to be Incurred and secured pursuant to the provisions under Section 1011 and Section 1015 that limits the right of the debtor to dispose of the assets or Property securing such Indebtedness, (ii) any encumbrance or restriction in connection with an acquisition of Property, so long as such encumbrance or restriction relates solely to the Property so acquired and was not created in connection with or in anticipation of such acquisition, (iii) customary provisions restricting subletting or assignment of leases and customary provisions in other agreements that restrict assignment of such agreements or rights thereunder or (iv) customary restrictions contained in asset sale agreements limiting the transfer of such assets pending the closing of such sale.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

                  SECTION 1101.  Mandatory and Optional Redemption.

                  (a) The Company shall redeem all of the Outstanding Securities on August 1, 2003 at 100% of the principal amount thereof, together with accrued and unpaid interest to the redemption date, from the Holders of the Securities.

                  (b) The Securities are not redeemable prior to August 1, 2000. At any time on or after August 1, 2000, the Notes are redeemable at the option of the Company, in whole or in part, on not less than 30 nor more than 60 days' notice, at the following redemption prices (expressed as percentages of Accreted Value), plus accrued and unpaid interest (if any) to the date of redemption:

                  If redeemed during the 12-month period commencing August 1 of the year indicated:


                                                                     REDEMPTION
YEAR                                                                    PRICE
2000...............................................................     107.0%
2001...............................................................     103.5%
2002 and thereafter................................................      100%


                  Notwithstanding the foregoing, at any time and from time to time prior to August 1, 1999, the Company may redeem in the aggregate up to $ 30,000,000 of the principal amount at maturity of the Securities with the proceeds of one or more Public Equity Offerings, at a redemption price (expressed as a percentage of Accreted Value) of 114%, PROVIDED, HOWEVER, that at least $ 112,000,000 aggregate principal amount at maturity of Securities must remain outstanding after each such redemption.

                  SECTION 1102.  Applicability of Article.

                  Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

                  SECTION 1103.  Notice to Trustee of Redemption.

                  The election of the Company to redeem any Securities pursuant to paragraph (b) of Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to Section 1104.

                  SECTION 1104. Selection by Trustee of Securities to Be
Redeemed.

                  If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Securities; PROVIDED, HOWEVER, that no such partial redemption shall reduce the portion of the principal amount of a Security not redeemed to less than $1,000.

                  The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

                  SECTION 1105.  Notice of Redemption.

                  Notice of redemption shall be given in the manner provided for in Section 106 not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed. The notice if given in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such notice or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

                  All notices of redemption shall state:

                  (1)  the Redemption Date,

                  (2) the Redemption Price and the amount of accrued interest to the Redemption Date payable as provided in Section 1107, if any,

                  (3) if less than all Outstanding Securities are to be redeemed, the identification (and, in the case of a partial redemption, the principal amounts) of the particular Securities to be redeemed,

                  (4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

                  (5) that on the Redemption Date the Redemption Price (and accrued interest, if any, to the Redemption Date payable as provided in
         Section 1107) will become due and payable upon each such Security, or the portion thereof, to be redeemed, and that interest thereon will cease to accrue on and after said date, and

                  (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price and accrued interest, if any.

                  Notice of redemption of Securities to be redeemed shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

                  SECTION 1106.  Deposit of Redemption Price.

                  On or prior to 10:00 a.m. (New York City time) on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and accrued interest on, all the Securities which are to be redeemed on that date.

                  SECTION 1107.  Securities Payable on Redemption Date.

                  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to accrete in value or bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; PROVIDED, HOWEVER, that installments of interest payable on any Interest Payment Date on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 309.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest, or the Security shall accrete in value, as the case may be, from the Redemption Date at the rate borne by the Securities.

                  SECTION 1108.  Securities Redeemed in Part.

                  Any Security which is to be redeemed only in part shall be surrendered at the Corporate Trust Office of the Trustee or at the office or agency of the Company maintained for such purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of like tenor and form, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                 ARTICLE TWELVE

                                   [RESERVED]


                                ARTICLE THIRTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

                  SECTION 1301. Company's Option to Effect Defeasance or Covenant Defeasance.

                  The Company may, at its option by Board Resolution, at any time, with respect to the Securities, elect to have Section 1302 or Section 1303 be applied to all Outstanding Securities upon compliance with the conditions set forth below in this Article Thirteen.

                  SECTION 1302.  Defeasance and Discharge.

                  Upon the Company's exercise under Section 1301 of the option applicable to this Section 1302, the Company shall be deemed to have been discharged from its obligations with respect to all Outstanding Securities on the date the conditions set forth in Section 1304 are satisfied (hereinafter, "legal defeasance"). For this purpose, such legal defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1305 and the other Sections of this Indenture referred to in (A) and (B) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following, which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities to receive, solely from the trust fund described in Section 1304 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any, on) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 308, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and
(D) this Article Thirteen. Subject to compliance with this Article Thirteen, the Company may exercise its option under this Section 1302 notwithstanding the prior exercise of its option under Section 1303 with respect to the Securities.

                  SECTION 1303.  Covenant Defeasance.

                  Upon the Company's exercise under Section 1301 of the option applicable to this Section 1303, the Company shall be released from its obligations under any covenant contained in Sections 1005, 1009 through Section 1015 and in Sections 1017 through 1020 inclusive, the operation of Sections 501(5), Section 501(7), 501(8) (with respect to Restricted Subsidiaries only), 501(9) (with respect to Restricted Subsidiaries only) and the limitation contained in Section 801(4) with respect to the Outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under
Section 501(4), but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

                  SECTION 1304. Conditions to Defeasance or Covenant Defeasance.

                  The following shall be the conditions to application of either
Section 1302 or Section 1303 to the Outstanding Securities:

                  (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 607 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) cash in United States dollars, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of (and premium, if any) and interest on the Outstanding Securities on the Stated Maturity (or Redemption Date, if applicable) of such principal (and premium, if any) or installment of interest and (ii) any mandatory redemption or analogous payments applicable to the Outstanding Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities; PROVIDED that the Trustee shall have been irrevocably instructed to apply such cash in United States dollars or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities. Before such a deposit, the Company may give to the Trustee, in accordance with Section 1103 hereof, a notice of its election to redeem all of the Outstanding Securities at a future date in accordance with Article Eleven hereof, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing.

                  (2) No (a) Default in the payment of principal of or premium, if any, or interest on any Security or a Default resulting from the occurrence of an Event of Default specified in Section 501(8) or (9) (without regard to any passage of time specified therein) or (b) Event of Default with respect to the Securities (other than as a result of a breach of the provisions of Article Eight arising from a merger or consolidation occurring contemporaneously with such defeasance) shall have occurred and be continuing on the date of, or immediately after, such deposit or, insofar as paragraphs (8) and (9) of Section 501 hereof are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                  (3) Such legal defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, any material agreement or instrument to which the Company is a party or by which it is bound.

                  (4) In the case of an election under Section 1302, the Company shall have delivered to the Trustee an Opinion of Counsel stating that
         (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the Issue Date, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

                  (5) In the case of an election under Section 1303, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                  (6) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the legal defeasance under Section 1302 or the covenant defeasance under Section 1303 (as the case may be) have been complied with.

                  SECTION 1305. Deposited Money and U.S. Government Obligations To Be Held in Trust; Other Miscellaneous Provisions.

                  Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 1305, the "Trustee") pursuant to Section 1304 in respect of the Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Governmental Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

                  Anything in this Article Thirteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1304 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect all equivalent defeasance or covenant defeasance, as applicable, in accordance with this Article.

                  SECTION 1306.  Reinstatement.

                  If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 1305 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 1302 or 1303, as the case may be (until such time as the Trustee or Paying Agent is permitted to apply all such money), in accordance with Section 1305; PROVIDED, HOWEVER, that if the Company makes any payment of principal of (or premium, if any) or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment front the money held by the Trustee or Paying Agent.

[THIS PAGE INTENTIONALLY BLANK.  SIGNATURE PAGE IS NEXT PAGE.]

                  This Indenture may be signed in any number of counterparts each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.


                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                      INTER(bullet)ACT SYSTEMS, INCORPORATED


                         By_______________________________
                                     Name:
                                     Title:
[Corporate Seal]

Attest:

________________________

                         FLEET NATIONAL BANK


                         By_______________________________
                                     Name:
                                     Title:

STATE OF NEW YORK                           )
                                            )  SS.:
COUNTY OF NEW YORK                  )


                  On the ___ day of ____________, 1996, before me personally came _________________, to me known, who, being by me duly sworn, did depose and say that he is _____________________ of Inter(bullet)Act Systems, Incorporated, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation,and that he signed his name thereto by like authority.


                                            _____________________________
                                                     Notary Public


                                            State of
                                            My commission expires   /   /
[Seal]

STATE OF NEW YORK                           )
                                            )  SS.:
COUNTY OF NEW YORK                  )


                  On the ___ day of ____________, 1996, before me personally came _________________, to me known, who, being by me duly sworn, did depose and say that he is _____________________ of Fleet National Bank, one of the corporations described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the Board of Directors of said Corporation.


                                            _____________________________
                                                     Notary Public


                                            State of
                                            My commission expires   /   /
[Seal]

                                                                       Exhibit A



                                 [FACE OF NOTE]


                      INTER(bullet)ACT SYSTEMS, INCORPORATED

                          Senior Discount Note Due 2003


                                                            CUSIP [            ]


No. _______                                                        US$__________



                  INTER(bullet)ACT SYSTEMS, INCORPORATED, a corporation existing under the laws of the State of North Carolina (the "Company," which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to _____________, or its registered assigns, the principal sum of ______________ dollars ($_________) on August 1, 2003

                  Initial Interest Rate:         14% per annum.**
                  Interest Rate:                 14% per annum.*
                  Interest Payment Dates:        February 1 and August 1,
                                                 commencing February 1, 2000.

                  Regular Record Dates:          January 15 and July 15

                  Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.






_________________

*        Include only for Exchange Securities.
**       Include only for Initial Securities.

                  IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers.


Date:  ____________                 INTER(bullet)ACT SYSTEMS, INCORPORATED


                                    By: ___________________________
                                             Name:
                                             Title:

                                    Attest: _________________________
                                             Name:
                                             Title:

                (Form of Trustee's Certificate of Authentication)



This is one of the Senior Discount Notes due 2003 described in the within-mentioned Indenture.


                                        FLEET NATIONAL BANK
                                             as Trustee

                                        By:___________________________
                                              Authorized Signatory

                             [REVERSE SIDE OF NOTE]

                     INTER(bullet)ACT SYSTEMS, INCORPORATED

                          Senior Discount Note due 2003



1.       Principal and Interest.

                  The Company will pay the principal of this Note on August 1, 2003.

                  The Company promises to pay interest on the principal amount of this Note on each Interest Payment Date, as set forth below, [at the rate of 14% per annum (subject to adjustment as provided below)]** [at the rate of 14% per annum, except that interest accrued on this Note (or the predecessor Note hereto) pursuant to the second succeeding paragraph of this Section 1 for periods prior to the applicable Exchange Date (as such term is defined in the Registration Rights Agreement referred to below) will accrue at the rate or rates borne by the predecessor Note hereto from time to time during such periods pursuant to the Registration Rights Agreement as set forth below].*

                  Interest will be payable semiannually (to the holders of record of the Notes (or any predecessor Notes) at the close of business on the January 15 or July 15 immediately preceding the Interest Payment Date) on each Interest Payment Date, commencing February 1, 2000; provided that no interest shall accrue on the principal amount of this Note prior to August 1, 1999 and no interest shall be paid on this Note prior to February 1, 2000 except as provided in the next paragraph.

                  The Holder of this Note is entitled to the benefits of the Exchange and Registration Rights Agreement, dated July 30, 1996, between the Company and the Initial Purchasers named therein (the "Registration Rights Agreement"). In the event that either (a) the Exchange Offer Registration Statement (as such term is defined in the Registration Rights Agreement) is not filed with the Securities and Exchange Commission on or prior to the 45th calendar day following the date of original issue of the Notes, (b) the Exchange Offer Registration Statement has not been declared effective on or prior to the 120 calendar days following the date of original issue of the Notes; (c) either

*        Include only for Exchange Securities.
**       Include only for Initial Securities.

the Exchange Offer (as such term is defined in the Registration Rights Agreement) is not consummated or the Shelf Registration Statement (as such term is defined in the Registration Rights Agreement) is not declared effective within 150 calendar days following the date of original issue of the Notes, or
(d) the Exchange Offer Registration Statement or the Shelf Registration Statement is declared effective, but thereafter ceases to be effective or usable (each such event referred to in clause (a) through (d) above, a "Registration Default") interest (in addition to the accrual of original issue discount during the period ending August 1, 1999, and in addition to the interest otherwise due on the Notes after such date) will accrue on this Note at a rate of one-half of one percent per annum of the Accreted Value on the immediately preceding semi-annual accrual date (for purposes of this paragraph, "semi-annual accrual date" means each February 1 or August 1 of each year (or, if such immediately preceding February 1 or August 1 occurs before February 1, 1997, at a rate of one-half of one percent of the Accreted Value of this Note on August 1, 1996)) with respect to the first 90-day period following such Registration Default, and the amount of such additional interest will increase by an additional one-half of one percent per annum for each subsequent 90-day period until such Registration Default has been cured, payable in cash semi-annually, in arrears, on February 1 and August 1 of each year; PROVIDED, HOWEVER, that in no event shall the rate of such additional interest be more than one and one-half of one percent. Upon the cure of all applicable Registration Defaults, such additional interest shall cease to accrue.

                  Any and all payments made by the Company under this Note will be made free and clear of and without deduction for or on account of any and all present or future taxes, levies, imposts, deductions, charges or withholdings and all liabilities with respect thereto imposed by the United States excluding any taxes, levies, imposts, deductions, charges or withholdings and all liability with respect thereto (i) resulting from the Holder having some connection with the United States other than the mere holding of or enforcement of or receipt of any payment with respect to such Note, (ii) the payment of which may be avoided by the Holder complying with any certification, declaration or other reporting requirement concerning the nationality, residence, identity or connection with any taxing authority of such Holder as the beneficial owner of such Note, (iii) that would not have been imposed but for the presentation (where presentation is required) of such Note for payment more than 30 days after the date such payment became due and payable or was duly provided for, whichever occurs later, (iv) in the nature of estate, inheritance, gift, sale, transfer, personal property or similar taxes or (v) imposed on or with respect to any payment by the Company to the Holder if such Holder is a fiduciary or partnership or person other than the sole beneficial owner of such payment to the extent such tax, levy, impost, deduction, charge or withholding would not have been imposed on a beneficiary or settlor with respect to such fiduciary, member of such partnership or the beneficial owner of such payment had such beneficiary, settlor, member or beneficial owner been the Holder of such Note (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being referred to collectively or individually as "U.S. Withholding Taxes"). If the Company is required by law to deduct any U.S. Withholding Taxes from or in respect of any sum payable under this Note, the sum payable hereunder shall be increased by the amount necessary so that after making all required deductions the Holder will receive an amount equal to the sum it would have received had no such deductions been made.

                  From and after August 1, 1999, interest on this Note will accrue from the most recent date to which interest has been paid [on this Note or the Note surrendered in Exchange herefor]* or, if no interest has been paid, from August 1, 1999; provided that, if there is no existing default in the payment of interest and if this Note is authenticated between a Regular Record Date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such Interest Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

                  The Company shall pay interest on overdue principal and premium, if any, and interest on overdue installments of interest, to the extent lawful, at a rate per annum equal to the rate of interest applicable to the Notes.

2.       Method of Payment.

                  The Company will pay interest (except Defaulted Interest) on the principal amount of the Notes on each February 1 and August 1 to the persons who are Holders (as reflected in the Security Register at the close of business on the January 15 and July 15 immediately preceding the Interest Payment Date), in each case, even if the Note is cancelled on registration of transfer or registration of exchange after such record date; provided that, with respect to the payment of principal, the Company will make payment to the Holder that surrenders this Note to any Paying Agent on or after August 1, 2003.



_________________

*        Include only for Exchange Securities.

                  The Company will pay principal, premium, if any, and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal, premium, if any, and interest by its check payable in such money. The Company may mail an interest check to a Holder's registered address (as reflected in the Security Register). The Company may also make any payment of monies required to be deposited with the Trustee on account of principal of, or premium, if any, or interest on, this Note by wire transfer in immediately available funds to an account designated by the Trustee on or before the date such monies are to be paid to the Holder. If a payment date is a date other than a Business Day, payment may be made on the next succeeding day that is a Business Day and no interest shall accrue for the intervening period.

3.       Intentionally Omitted.


4.       Paying Agent and Registrar.

                  Initially, the Trustee will act as authenticating agent, Paying Agent and Registrar. The Company may change any authenticating agent, Paying Agent or Registrar upon written notice thereto. The Company, any Subsidiary or any Affiliate of any of them may act as Paying Agent, Registrar or co-registrar.

5.       Indenture; Limitations.

                  The Company issued the Notes under an Indenture dated as of August 1, 1996 (the "Indenture"), between the Company and Fleet National Bank as trustee (the "Trustee"). Capitalized terms herein are used as defined in the Indenture unless otherwise indicated. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

                  The Notes are general unsecured obligations of the Company. The Indenture limits the aggregate principal amount of the Notes to $142,000,000.

6.       Redemption.

                  Mandatory Redemption. The Company will redeem 100% of the principal amount, together with accrued and unpaid interest to the redemption date from the Holders of the Notes at the close of business on August 1, 2003.

                  Optional Redemption. The Notes are not redeemable prior to August 1, 2000. At any time on or after August 1, 2000, the Notes are redeemable at the option of the Company, in whole or in part, on not less than 30 nor more than 60 days' notice, at the following redemption prices (expressed as percentages of Accreted Value), plus accrued and unpaid interest (if any) to the date of redemption:

                  If redeemed during the 12-month period commencing August 1 of the year indicated:

                                                                      REDEMPTION
YEAR                                                                    PRICE
2000.................................................................   107.0%
2001.................................................................   103.5%
2002 and thereafter..................................................   100.0%


                  Notwithstanding the foregoing, at any time and from time to time prior to August 1, 1999, the Company may redeem in the aggregate up to $30,000,000 of the principal amount at maturity of the Notes with the proceeds of one or more Public Equity Offerings, at a redemption price (expressed as a percentage of Accreted Value) of 114%, PROVIDED, HOWEVER, that at least $112,000,000 aggregate principal amount at maturity of Notes must remain outstanding after each such redemption.

                  On and after any redemption date, interest will cease to accrete or accrue on the Notes or portions thereof called for redemption unless the Company shall fail to redeem any such Notes.

7.       Repurchase upon a Change of Control.

                  Upon the occurrence of a Change in Control, each Holder shall have the right to require that the Company repurchase such Holder's Notes, in whole or in part, in integral multiples of $1,000 principal amount at final Maturity, at a purchase price in cash in an amount equal to 101% of the Accreted Value thereof, plus accrued interest (if any) to the date of purchase (the "Change of Control Purchase Price").

                  A notice of each Change in Control will be mailed within 15 days after such Change of Control occurs to each Holder at his last address as it appears in the Security Register. On and after the Change of Control Payment Date, interest ceases to accrue on Notes or portions of Notes surrendered for purchase by the Company, unless the Company defaults in the payment of the Change of Control Purchase Price.

8.       Denominations; Transfer; Exchange.

                  The Notes are in registered form without coupons, in denominations of $1,000 principal amount at maturity and multiples of $1,000 in excess thereof. A Holder may register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer or exchange of any Notes selected for redemption (except the unredeemed portion of any Note being redeemed in part). Also, it need not register the transfer or exchange of any Notes for a period of 15 days before a selection of Notes to be redeemed is made.

9.       Persons Deemed Owners.

                  A Holder may be treated as the owner of a Note for all purposes.

10.       Unclaimed Money.

                  If money for the payment of principal, premium, if any, or interest remains unclaimed for two years, the Trustee and the Paying Agent will, subject to escheat law, pay the money back to the Company at its request. After that, Holders entitled to the money must look to the Company for payment, unless an abandoned property law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

11.      Amendment; Supplement; Waiver.

                  Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount at final Maturity of the Notes then outstanding, and any existing default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount at final Maturity of the Notes then outstanding. Without notice to or the consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, or inconsistency provided such change does not materially adversely affect the rights of any Holder.

12.       Restrictive Covenants.

                  The Indenture imposes certain limitations on the ability of the Company and its Subsidiaries, among other things, to incur additional Indebtedness, grant Liens, make Restricted Payments, use the proceeds from Asset Sales, engage in transactions with Affiliates, engage in other businesses, restrict payments from Restricted Subsidiaries or merge, consolidate or transfer substantially all of its assets. At the end of each fiscal year, the Company must report to the Trustee on compliance with such limitations.

13.       Successor Persons.

                  When a successor person or other entity assumes all the obligations of its predecessor under the Notes and the Indenture, the predecessor person will be released from those obligations.

14.       Defaults and Remedies.

                  The following events constitute "Events of Default" under the
Indenture: (a) failure to make the payment of any principal of or premium, if any, on any Note at its Maturity Date (upon acceleration, optional redemption, required purchase or otherwise); (b) failure to make the payment of any interest on any Note when it becomes due and payable and any such failure continues for a period of 30 days; (c) failure to comply with any covenant or warranty of the Company contained in the Indenture (other than a covenant or warranty that is specifically dealt with in clauses (a) or (b) above) which failure continues for a period of 30 days after written notice shall have been given to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Notes then outstanding; (d) (i) Indebtedness of the Company or any Restricted Subsidiary in an amount greater than $5,000,000 shall have been accelerated or otherwise declared due and payable, or required to be prepaid or repurchased (other than by regularly scheduled required prepayment prior to the stated maturity thereof) or (ii) a default by the Company or any Restricted Subsidiary in the payment of principal on Indebtedness of the Company or any Restricted Subsidiary in an amount greater than $5,000,000, when the same becomes due and payable at the stated maturity thereof, and such default shall have continued after any applicable grace period and shall not have been cured or waived; (e) one or more final judgments or orders shall be rendered against the Company or any Restricted Subsidiary for the payment of money in an uninsured aggregate amount, in excess of $5,000,000 shall not be waived, satisfied or discharged for any period of 30 consecutive days during which a stay of enforcement of such judgment or order was not in effect; or (f) the occurrence of certain events of bankruptcy, insolvency or reorganization with respect to the Company or any Subsidiary.

                  If an Event of Default, as defined in the Indenture, occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount at final Maturity of the Notes then outstanding may declare all the Notes to be immediately due and payable. If a bankruptcy or insolvency Event of Default with respect to the Company or any of its Subsidiaries occurs and is continuing, the Notes automatically become immediately due and payable. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of at least a majority in aggregate principal amount at final Maturity of the Notes then outstanding may direct the Trustee in its exercise of any trust or power.

15.       Trustee Dealings with Company.

                  The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may make loans to, accept deposits from, perform services for, and otherwise deal with, the Company and its Affiliates as if it were not the Trustee.

16.       Authentication.

                  This Note shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on the other side of this Note.

17.       Abbreviations.

                  Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors
Act).

18.       Defeasance.

                  The Indenture contains provisions for defeasance, at any time, of the Indebtedness represented by this Note or the covenants governing the Indebtedness represented by this Note, upon compliance by the Company with certain conditions set forth in the Indenture.

                  The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to

Inter(bullet)Act Systems, Incorporated, 14 Westport Avenue, Norwalk, CT 06851.

                            [FORM OF TRANSFER NOTICE]


                  FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

___________________________________________

___________________________________________
(Please print or typewrite name and address including zip code of assignee)

__________________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing

___________________________________________
attorney to transfer such Note on the books of the Company with full power of substitution in the premises.


                     [THE FOLLOWING PROVISION TO BE INCLUDED
                               ON ALL CERTIFICATES
                       EXCEPT PERMANENT OFFSHORE PHYSICAL
                                  CERTIFICATES]

                  In connection with any transfer of this Note occurring prior to the date which is the earlier of the date of an effective Registration Statement or July 30, 1999, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                   [Check One]

[  ](a)           this Note is being transferred in compliance with the
                  exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or

[  ](b)           this Note is being transferred other than in accordance with
                  (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 307 of the Indenture shall have been satisfied.


Date: __________________________________

                                            __________________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of the
                                            within-mentioned instrument in every
                                            particular, without alteration or
                                            any change whatsoever.

Signature Guarantee:1 _________________________________________________________
                                (signature must be guaranteed)


TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

                  The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated: _______________________________     ____________________________________
                                           NOTICE:  To be executed by an
                                                  executive officer


______________________________________
1 Guarantor must be a member of the Securities Transfer Agents Medallion Program ("STAMP"), the New York Stock Exchange Medallion Signature Program ("MSP") or the Stock Exchange Medallion Program ("SEMP").

                       OPTION OF HOLDER TO ELECT PURCHASE


                  If you wish to have this Note purchased by the Company pursuant to Section 1016 or Section 1017 of the Indenture, check the Box: [ ].

                  If you wish to have a portion of this Note purchased by the Company pursuant to Section 1016 or Section 1017 of the Indenture, state the amount in original principal amount (must be an integral multiple of $1,000) below:


                           $___________

Date: ____________________

Your Signature: _______________________________

(Sign exactly as your name appears on the other side of this Note)

Signature Guarantee:1 ______________________________________________
                    (signature must be guaranteed)

_______________
1 Guarantor must be a member of the Securities Transfer Agents Medallion Program ("STAMP"), the New York Stock Exchange Medallion Signature Program ("MSP") or the Stock Exchange Medallion Program ("SEMP").

                                                                       Exhibit B

                               Form of Certificate
                              to Be Delivered upon
                        Termination of Restricted Period

                                                 On or after              , 1996

Fleet National Bank
777 Main Street
Hartford, CT 06115

Attention:  Corporate Trust Administration

            Re: Inter(bullet)Act Systems, Incorporated (the "Company") _____% Senior Discount Notes due 2003 (the "Securities")
                     _____

Ladies and Gentlemen:

                  This letter relates to U.S. $_____________________ principal amount of Securities represented by the temporary global note certificate (the "Temporary Certificate"). Pursuant to Section 202 of the Indenture dated as of ______________________, 1996 relating to the Securities (the "Indenture"), we hereby certify that (1) we are the beneficial owner of such principal amount of Securities represented by the Temporary Certificate and (2) we are a person outside the United States to whom the Securities could be transferred in accordance with Rule 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended. Accordingly, you are hereby requested to issue a Certificated Security representing the undersigned's interest in the principal amount of Securities represented by the Temporary Certificate, all in the manner provided by the Indenture.

                  You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                            Very truly yours,

                                            [Name of Holder]


                                            By: _______________________________
                                                Authorized Signature

                                                                       Exhibit C

                            Form of Certificate to Be
                          Delivered in Connection with
             Transfers to Non-QIB Institutional Accredited Investors

                                                  ________________________, ____


Inter(bullet)Act Systems, Incorporated
14 Westport Avenue
Norwalk, CT 06851
c/o
Fleet National Bank
777 Main Street
Hartford, CT 06115

Attention:  Corporate Trust Administration

         Re: Inter(bullet)Act Systems, Incorporated (the "Company") ____% Senior Discount Notes due 2003 (the "Securities")

Ladies and Gentlemen:

                  In connection with our proposed purchase of $ _______________ aggregate principal amount of the Securities:

                  1. We understand that the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing the Securities to offer, sell or otherwise transfer such Securities prior to the date which is three years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Securities, or any predecessor thereto (the "Resale Restriction Termination Date") only
         (a) to the Company, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) for so long as the Securities are eligible for resale pursuant to Rule 144A under the Securities Act, to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales to non-U.S. Persons that occur outside the United States within the meaning of Regulation S under the Securities Act, (e) to an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act that is acquiring the Securities for its own account or for the account of such an institutional "accredited investor" for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or
         (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property and the property of such investor account or accounts be at all times within our or their control and to compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Securities is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Trustee, which shall provide, among other things, that the transferee is an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) or Rule 501 under the Securities Act and that it is acquiring such Securities for investment purposes and not for distribution in violation of the Securities Act. We acknowledge that the Company and the Trustee reserve the right prior to any offer, sale or other transfer prior to the Resale Restriction Termination Date of the Securities pursuant to clauses (d), (e) and (f) above to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Company and the Trustee.

                  2. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities
         Act) purchasing for our own account or for the account of such an institutional "accredited investor," and we are acquiring the Securities for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

                  3. We are acquiring the Securities purchased by us for our own account or for one or more accounts as to each of which we exercise sole investment discretion.

                  4. You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                            Very truly yours,


                                            By:________________________________
                                                 (NAME OF PURCHASER)


                                            Date:_______________________________



                  Upon transfer, the Securities should be registered in the name of the new beneficial owner as follows:

Name: ______________________________________________________________

Address: ________________________________________________________________

Taxpayer ID Number: _____________________________________________________

                                                                       Exhibit D


                       Form of Certificate to Be Delivered
                          in Connection with Transfers
                            Pursuant to Regulation S


                                                        __________________, ____


Fleet National Bank
777 Main Street
Hartford, CT 06115

Attention:  Corporate Trust Administration

          Re: Inter(bullet)Act Systems, Incorporated (the "Company") ____% Senior Discount Notes due 2003 (the "Securities")


Ladies and Gentlemen:

                  In connection with our proposed sale of $ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended ("Regulation S"; capitalized terms used but not defined herein shall have the meanings given the in Regulation S, and, accordingly, we represent that:

                  1. the offer of the Securities was not made to or for the account or benefit of a United States Person or to a person in the United States;

                  2. either (a) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

                  3. no direct selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

                  4. the transaction is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act of 1933, as amended.

                  We acknowledge and agree that, if the sale is made during a restricted period and the provisions of Rule 903(c)(3) or Rule 904(c)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(c)(3) or Rule 904(c)(1), as the case may be.

                  You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                            Very truly yours,

                                            [Name of Transferor]


                                            By: ____________________________
                                                Authorized Signature